Risk management	12 Months Ended
Dec. 31, 2019
Risk Management [abstract]
Risk management section

Risk governance (*)

Effective risk management requires firm-wide risk governance. ING’s risk and control structure is based on the ‘three lines of defence’ governance model, whereby each line has a specific role and defined responsibilities in such a way that the execution of tasks is separated from the control of these same tasks. At the same time, they have to work closely together to identify, assess, and mitigate risks. This governance framework is designed such that risk is managed in line with the risk appetite as approved by the Management Board Banking (MBB), the Executive Board (EB) and the Supervisory Board (SB), and is cascaded throughout ING. The MBB is composed of the Executive Board of ING Group, the heads of the business lines and the chief operating officer.

The heads of ING’s banking business & support functions and the heads of the country units, or their delegates, are the first line of defence. They have the primary ownership, accountability and responsibility for assessing, controlling and mitigating all financial and non-financial risks affecting their businesses, and, for the completeness and accuracy of the financial statements and risk reports with respect to their responsible areas. The COO is responsible and accountable for proper security and controls on global applications and IT platforms servicing the Bank and implementing proper processes.

The second line of defence consists of oversight and specialised functions in risk management and compliance, and includes at least the control functions Risk and Compliance. They (i) have co-responsibility for risk management, through articulating and translating the risk appetite into methodologies and policies to support and monitor business management's control of risk, (ii) objectively challenge risk management execution and control processes and coordinate the reporting of risks and controls by the first line of defence, (iii) advise management on risk management and compliance and have decision-making power in relation to business activities that are judged to present unacceptable risks to ING and (iv) can set minimum requirements in terms of quality and quantity of global resourcing in the risk management and compliance functions.

The internal audit function forms the third line of defence. It provides an independent assessment of the effectiveness of internal controls over the risks to ING’s business processes and assets, including risk management activities performed in both the first and second lines of defence. To protect its independent nature, decisions regarding the appointment, re-appointment or dismissal from office as well as the remuneration package of the head of the internal audit function require supervisory board approval.

The next graph illustrates the different key senior management level committees in place in the risk governance structure.

Board level risk oversight (*)

ING has a two-tier board structure consisting of a management board (EB for ING Group and MBB for ING Bank) and the SB; both tiers play an important role in managing and monitoring the risk management framework.

•The SB is responsible for supervising EB and MBB policy, the general course of affairs of ING Group, ING Bank and its business (including its financial policies and corporate structure). For risk management purposes the SB is advised mainly by the Risk Committee, which assists and advises in monitoring the risk profile and approving the overarching risk appetite of the company as well as the structure and effective operation of the internal risk management and control systems.

•The EB is responsible for managing risks associated with all activities of ING Group, whereas the MBB is responsible for managing risks associated with all activities of ING Bank. The EB and MBB responsibilities include ensuring that internal risk management and control systems are effective and that ING Group and ING Bank comply with relevant legislation and regulations. On a regular basis, the EB and MBB report on these issues and discuss the internal risk management and control systems with the SB. On a quarterly basis, the EB and MBB report on ING’s risk profile versus its risk appetite to the Risk Committee, explaining changes in the risk profile.

As a member of the EB and the MBB, the CRO is responsible for ensuring that risk management issues are heard and discussed at the highest level. The CRO steers a risk organisation both at head-office and business-unit levels, which participates in commercial decision-making, bringing countervailing power to keep the agreed risk profile within the risk tolerance. The CRO reports to the SB committees on ING’s risk appetite levels and on ING’s risk profile at least quarterly. In addition, the CRO briefs them on developments in internal and external risk-related issues and seeks to ensure they understand specific risk concepts.

Executive level (*)

The key risk committees described below act within the overall risk policy and delegated authorities granted by the MBB:

•Global Credit & Trading Policy Committee (GCTP) discusses and approves policies, methodologies, and procedures related to credit, trading, country, and reputation (i.e. environmental and social risk or ESR) risks. The GCTP meets on a monthly basis. After the MBB and the GCTP, the Credit & Trading Risk Committee (CTRC) is the highest level body authorised to discuss and approve policies, methodologies, and procedures related to credit risk;

•Global Credit Committee – Transaction Approval (GCC(TA)) discusses and approves transactions that entail taking credit risk (including investment risk), country, legal, and ESR risk. The GCC(TA) meets twice a week;

•Asset and Liability Committee Bank (ALCO Bank) discusses and steers, on a monthly basis, the overall risk profile of all ING Bank’s balance sheet and capital management risks. ALCO Bank discusses and approves policies, methodologies and procedures regarding solvency, market risk in the banking book and funding and liquidity risks;

•Non-Financial Risk Committee Bank (NFRC Bank) is accountable for the design and maintenance of the Non-Financial Risk Management Framework including Operational Risk Management, Compliance and Legal policies, minimum standards, procedures and guidelines, development of tools, methods, and key parameters (including major changes) for risk identification, measurement, mitigating and monitoring/ reporting. NFRC Bank meetings are at least quarterly; and

•The Model Risk Management Committee (MoRMC) aims to align overall model strategy, model risk appetite, supporting model frameworks, policies and methodologies.

Regional and business unit level (*)

ING’s regional and/or business unit management have primary responsibility for the management of risks (credit, market, funding and liquidity, operational, IT and compliance risks) that arise in their daily operations. They are accountable for the implementation and execution of appropriate risk frameworks affecting their businesses in order to comply with procedures and processes at the corporate level. Where necessary, the implementation is adapted to local requirements. The regional and/or business unit CROs are involved in these activities. The local (regional and BU) CRO is responsible for the analysis, control and management of risks across the whole value chain (from front to back office). The local risks are discussed in local risk committees that roll up to the key risk committees at executive level. Local Client Integrity Risk Committees (CIRCs) assess client integrity risk and they have a final decision on client acceptance or client off-boarding, from a risk-based perspective, in the areas of Financial Economic Crime (FEC), Foreign Account Tax Compliance Act (FATCA), Common Reporting Standards (CRS) and ESR.

Risk management function (*)

Organisational structure (*)

Over the past years, banks have been faced with regulatory and public pressure with regard to their risk management policies, processes, and systems. A raft of new requirements and regulations has been introduced and implemented. To address these internal and external (market and regulatory) developments and challenges effectively, ING regularly reviews the set-up of its risk-management organisation. This allows for better support of the Bank’s Think Forward strategy and enhances the interconnectedness of the risk oversight responsibilities in business units with global risk functions. The organisation chart illustrates the reporting lines in 2019 for the risk organisation:

Risk policies, procedures and standards (*)

ING has a framework of risk management policies, procedures, and minimum standards in place to create consistency throughout the organisation, and to define requirements that are binding to all business units. The goal of the governance framework of the local business units is to align with ING’s framework and to meet local (regulatory) requirements. Senior management is responsible for the implementation and adherence to policies, procedures and standards. Policies, procedures, and standards are regularly reviewed and updated via the relevant risk committees to reflect changes in requirements, markets, products and practices.

Risk model governance and validation (*)

Risk models are built according to ING’s internal risk modelling methodology standards and model life cycle. After the review and documentation of each model by the Model Development (MD) and Model Risk Management (MoRM) departments, dedicated risk committees approve new and changed models. After approval by the applicable risk committee, and where necessary by the regulator, the risk model is implemented. MoRM re-validates models on a regular basis. Validation results and capital impacts are reported on a quarterly basis to senior management, the risk committees and the supervisor.

The MoRM department is one of the cornerstones of ING’s risk model governance. The department sets and maintains a model risk framework containing (1) the governance setting out the responsibilities; (2) the model risk appetite; (3) model risk management policies and standards; and (4) the model management inventory and tooling. MoRM monitors global model risk and model performance.

The validation teams provide independent model validation, which starts with the determination that a model is appropriate for its intended use. This is followed by an on going process whereby the reliability of the model is verified at different stages during its lifecycle: at conception, before approval, periodically after implementation and when significant changes to the model are made. The validation process contains a mix of developmental evidence assessment, process verification and outcome analysis. When model validation identifies model risks, it provides recommendations to address those.

Governance (*)

ING’s credit risk strategy is to maintain an internationally diversified loan and bond portfolio, avoiding large risk concentrations. The emphasis is on managing business developments within the business lines by means of a top-down risk appetite framework, which sets concentration limits for countries, individual clients, sectors, products, secondary risk (collateral/guarantees) and investment activities. The aim is to support relationship-banking activities, while maintaining internal risk/reward guidelines and controls.

Credit risk is a Tier 1 level risk function within ING and is part of the second line of defence. It is managed by regional and/or business unit CROs. The CRO Wholesale Banking (WB), CRO Challengers & Growth Markets (C&G), CRO Netherlands and CRO Belux focus on specific risks in the geographical and/or business areas of their responsibilities. The Financial Risk department is a Tier 2 level risk function, which is responsible for the consolidated risk appetite setting, risk frameworks, model development and policies.

The credit risk function encompasses the following activities:

•Measuring, monitoring and managing credit risks in the bank’s portfolio;

•Challenging and approving new and modified transactions and borrower reviews;

•Managing the levels of provisioning and risk costs, and advising on impairments; and

•Providing consistent credit risk policies, systems and tools to manage the credit lifecycle of all activities.

Credit risk categories (*)

Credit risk uses the following risk categories to differentiate between the different types of credit risk:

•Lending risk: is the risk that the client (counterparty, corporate or individual) does not pay the principal, interest or fees on a loan when they are due, or on demand for letters of credit (LCs) and guarantees provided by ING..

•Investment risk: is the credit default and risk rating migration risk that is associated with ING’s investments in bonds, commercial paper, equities, securitisations, and other similar publicly traded securities. This can be viewed as the potential loss that ING may incur as a result of holding a position in underlying securities whose Issuer's credit quality deteriorates or defaults. All investments in the banking book are classified in the investment risk category. The primary purpose of ING’s investments in the banking books is for liquidity management.

•Money market (MM) risk: arises when ING places short-term deposits with a counterparty in order to manage excess liquidity. In the event of a counterparty default, ING may lose the deposit placed.

•Pre-settlement (PS) risk: arises when a client defaults on a transaction before settlement and ING must replace the contract by a trade with another counterparty at the then prevailing (possibly unfavourable) market price. This credit risk category is associated with derivatives transactions (exchange-traded derivatives, over-the-counter (OTC) derivatives and securities financing transactions).

•Settlement risk: is the risk that arises when there is an exchange of value (funds or instruments) for the same value date or different value dates and receipt is not verified or expected until after ING has given irrevocable instructions to pay or has paid or delivered its side of the trade. The risk is that ING delivers but does not receive delivery from its counterparty. ING manages settlement risk in the same way as other credit risks by setting a risk limit per client. Due to the short-term nature (typically one day), ING does not hold provisions or capital for settlement risk. Although a relatively low risk, ING increasingly uses DVP (delivery versus payment) and safe settlement payment techniques to reduce settlement risk.

For the reconciliation between credit risk outstandings categories and financial assets, refer to table below:

Reconciliation between credit risk categories and financial position (*)
Credit risk categories	Mainly relates to:	Notes in the financial statements
Lending risk	-Cash and balances with central banks	Note 2 Cash and balances with central banks
	-Loans and advances to banks	Note 3 Loans and advances to banks
	-Loans and advances to customers	Note 4 Financial assets at fair value through profit or loss
	-Off-balance sheet items e.g. obligations under financial guarantees and letters of credit and undrawn credit facilities	Note 5 Financial assets at fair value through other comprehensive income
Note 7 Loans and advances to customers
Note 45 Contingent liabilities and commitments
Investment risk	-Debt securities	Note 4 Financial assets at fair value through profit or loss
	-Equity securities	Note 5 Financial assets at fair value through other comprehensive income
Note 6 Securities at amortised cost
Money market (MM) risk	-Cash and balances with central banks	Note 2 Cash and balances with central banks
	-Loans and advances to banks	Note 3 Loans and advances to banks
	-Loans and advances to customers	Note 7 Loans and advances to customers
Pre-settlement (PS) risk	-Financial assets at fair value through profit or loss (trading assets and non-trading derivatives)	Note 4 Financial assets at fair value through profit or loss
	-Financial liabilities at fair value through profit or loss (trading assets and non-trading derivatives)	Note 15 Financial liabilities at fair value through profit or loss
	-Securities financing	Note 44 Offsetting financial assets and liabilities
Settlement risk	-Financial assets at fair value through profit or loss (trading assets and non-trading derivatives)	Note 4 Financial assets at fair value through profit or loss
	-Financial liabilities at fair value through profit or loss (trading assets and non-trading derivatives)	Note 11 Other assets
	-Amounts to be settled	Note 15 Financial liabilities at fair value through profit or loss
Note 17 Other liabilities

Credit risk appetite and concentration risk framework (*)

The credit risk appetite and concentration risk framework is designed to prevent undesired high levels of credit risk and credit concentrations within various levels of the ING portfolio. It is derived from the concepts of boundaries and instruments as described in the Risk Appetite Framework.

Credit risk appetite statements (*)

Credit risk appetite is the maximum level of credit risk ING is willing to accept for growth and value creation. The credit risk appetite is linked to the overall bank-wide risk appetite framework. The credit risk appetite is expressed in quantitative and qualitative measures. Having a credit risk appetite achieves:

•Clarity about the credit risks that ING is prepared to assume, target setting and prudent risk management;

•Consistent communication to different stakeholders;

•Guidelines on how to align reporting and monitoring tools with the organisational structure and strategy; and

•Alignment of business strategies and key performance indicators of business units with ING’s credit risk appetite through dynamic planning.

Credit risk appetite is present across different levels within ING, at portfolio level as well as transaction level. The various credit risk appetite components at portfolio and transaction levels together result in the credit risk appetite framework.

The credit risk appetite and concentration risk framework is composed of:

•Country risk concentration: Country risk is the risk that arises due to events in a specific country (or group of countries). In order to manage the maximum country event loss ING is willing to accept, boundaries are approved by the Supervisory Board ensure ING’s consolidated 3-year average result before tax can absorb an estimated country event loss due to a country risk occurrence. The estimated level is correlated to the risk rating assigned to a given country. Actual country limits are set by means of country instruments, which are reviewed monthly and updated when needed. For countries with elevated levels of geopolitical or severe economic cycle risk, monitoring is performed on a more frequent basis with strict pipeline and exposure management.

•Single name and industry sector concentration: ING has established a credit concentration risk framework in order to identify, measure and monitor single name concentration and industry sector concentration (systemic risk). The same concept of boundaries and instruments are applied.

•Product and secondary risk concentration: ING has established a concentration framework to identify, measure and monitor product concentration and secondary risk.

•Scenarios and stress tests: Stress testing evaluates ING’s financial stability under severe, but plausible stress scenarios, and supports decision-making that assures ING remains a financially going concern even after a severe event occurs. In addition to the bank-wide stress testing framework as described above, ING performs regularly sensitivity analysis to assess portfolio risks and concentrations. These sensitivity analyses are consistent with the stress scenario established in the Group-wide credit risk appetite framework.

•Product approvals: The product approval and review process (PARP) assesses and manages risks associated with the introduction of new or modified products. It ensures that sound due diligence is performed by relevant stakeholders and the relevant risks (credit, operational, compliance, etc.) are addressed appropriately.

•Sector policies: These are detailed analyses of defined products and/or industries. They identify the major risk drivers and mitigants, the internal business mandate, and propose the risk (including business) parameters – and potentially the maximum product and/or portfolio limit - to undertake that business. A sector policy is always prepared by the front office responsible for the internal business mandate and requires an approval from the designated approval authority. Sector policies may carry various names and/or may have geographical and/or business limitations (e.g. local vs global).

•Reference benchmarks: The maximum credit risk appetite per obligor group is expressed as a (benchmark) exposure at the concentration risk level, which corresponds to (maximum) internal capital consumption for credit risk. It is used as a reference amount in the credit approval process.

•Credit approval process: The purpose of the credit approval process is that individual transactions and the risk associated with these transactions are assessed on a name-by-name basis. For each type of client there is a dedicated process with credit risk managers specialised along the business lines of ING. The credit approval process is supported by a risk rating system and exposure monitoring system. Risk ratings are used to indicate a client’s creditworthiness which translates into a probability of default. This is used as input to determine the maximum risk appetite that ING has for a given type of client (reference benchmark). The determination of the delegated authority (the amount that can be approved at various levels of the organisation) is a function of the risk rating of the client and ING’s credit risk exposure on the client.

Given the nature of the retail business, roles and responsibilities of the local credit risk policy are delegated to local retail credit risk management. However, the global retail risk policy prescribes no-go criteria and minimum standards for underwriting. Lending standards, including material changes to those standards, are approved by the global head of retail risk.

Credit risk models (*)

Within ING, internal Basel compliant models are used to determine probability of default (PD), exposure at default (EAD) and loss given default (LGD) for regulatory and economic capital purposes. These models also form the basis of ING’s IFRS 9 loan loss provisioning (see “IFRS 9 models” below). Bank-wide, ING has implemented around 100 credit risk models, for regulatory capital, economic capital and loan loss provisioning purposes.

There are two main types of PD, EAD and LGD models used throughout the Bank:

•Statistical models are created where a large set of default or detailed loss data is available. They are characterised by a sufficient number of data points that facilitate meaningful statistical estimation of the model parameters. The model parameters are estimated with statistical techniques based on the data set available;

•Hybrid models contain characteristics of statistical models combined with knowledge and experience of experts from risk management and front-office staff, literature from rating agencies, supervisors and academics. These models are especially appropriate for ‘low default portfolios’, where limited historical defaults exist.

Credit risk rating process (*)

In principle, all risk ratings are based on a Risk Rating (PD) Model that complies with the minimum requirements detailed in CRR/CRDIV, ECB Supervisory Rules and EBA guidelines. This concerns all borrower types and segments.

ING’s PD rating models are based on a 1-22 scale (1=highest rating; 22=lowest rating) referred to as the ‘Master scale’, which roughly corresponds to the rating grades that are assigned by external rating agencies, such as Standard & Poor’s, Moody’s and Fitch. For example, an ING rating of 1 corresponds to an S&P/Fitch rating of AAA and a Moody’s rating of Aaa; an ING rating of 2 corresponds to an S&P/Fitch rating of AA+ and a Moody’s rating of Aa1, and so on.

The 22 grades are composed of the following categories:

•Investment grade (risk rating 1-10);

•Non-investment grade (risk rating 11-17);

•Sub-standard (risk rating 18-19); and

•Non-performing (risk rating 20-22).

The three first categories (1-19) are risk ratings for performing loans. The ratings are calculated in IT systems with internally developed models based on data that is either manually or automatically fed. Under certain conditions, the outcome of a manually fed model can be challenged through a rating appeal process. Risk ratings for non-performing loans (NPL) (20-22) are set by the global or regional credit restructuring department. For securitisation portfolios, the external ratings of the tranche in which ING has invested are leading.

Risk ratings assigned to clients are reviewed at least annually, with the performance of the underlying models monitored regularly. Over 90 percent of ING’s credit exposures have been rated using one of the in-house developed PD rating models. Some of these models are global in nature, such as models for large corporates, commercial banks, insurance companies, central governments, local governments, funds, fund managers, project finance and leveraged companies. Other models are more regional- or country-specific: there are PD models for Small Medium Enterprise (SME) companies in Central Europe, the Netherlands, Belgium, Luxembourg, as well as residential mortgage and consumer loan models in the various retail markets.

Rating models for retail clients are predominantly statistically driven and automated, such that ratings can be updated on a monthly basis. Rating models for large corporates, institutions and banks include both statistical characteristics and manual input, with the ratings being manually updated on at least an annual basis.

Credit risk portfolio (*)

ING’s credit exposure is mainly related to lending to individuals and businesses followed by investments in bonds and securitised assets. Loans to individuals are mainly mortgage loans secured by residential property. Loans (including guarantees issued) to businesses are often collateralised, but may be unsecured based on the internal analysis of the borrower’s creditworthiness. Bonds in the investment portfolio are generally unsecured, but predominantly consist of bonds issued by central governments and EU and/or OECD based financial institutions. Secured bonds, such as mortgage backed securities and asset backed securities are secured by the underlying diversified pool of assets (commercial or residential mortgages, car loans and/or other assets) held by the securities issuer. The last major credit risk source involves pre-settlement (PS) exposures which arise from trading activities, including derivatives, repurchase transactions and securities lending/borrowing transactions. This is also commonly referred to as counterparty credit risk.

The prior period outstandings have been updated to improve consistency and comparability to the current year presentation. This is applicable to all following tables in the sections credit risks portfolio, credit risk mitigation and credit quality that include outstandings with prior period comparatives.

Portfolio analysis per business line (*)

Outstandings per line of business (*)
		Wholesale Banking		Retail Benelux		Retail Challengers & Growth Markets		Corporate Line		Total
Rating class		2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
Investment grade	1 (AAA)	31,859	25,179	372	466	18,973	16,390	24,774	29,333	75,978	71,368
	2-4 (AA)	46,394	46,847	5,853	5,572	36,460	28,515	1,832	1,431	90,539	82,365
	5-7 (A)	66,756	63,917	20,922	19,645	48,587	41,325	323	398	136,588	125,285
	8-10 (BBB)	115,888	110,875	115,192	109,844	49,681	56,551	3,190	3,149	283,951	280,419
Non-Investment grade	11-13 (BB)	86,342	93,152	63,993	66,899	41,584	43,154	31	957	191,950	204,162
	14-16 (B)	22,929	18,462	15,845	16,447	14,755	12,098		13	53,528	47,020
	17 (CCC)	1,081	1,648	2,223	2,324	933	764	98	90	4,335	4,826
Substandard grade	18 (CC)	1,228	1,441	1,409	1,492	531	602		.	3,168	3,536
	19 (C)	659	298	1,056	1,093	672	630		.	2,387	2,022
NPL grade	20-22 (D)	4,516	4,395	4,316	4,229	2,399	2,189	275	314	11,506	11,128
Total		377,651	366,214	231,180	228,011	214,575	202,220	30,524	35,685	853,930	832,130

Industry
Private Individuals		31	32	164,466	164,220	167,262	156,385			331,758	320,637
Central Banks		34,044	28,962			8,383	6,124	23,339	27,116	65,766	62,202
Commercial Banks		44,152	45,213	250	251	8,884	8,889	3,502	4,461	56,788	58,814
Natural Resources		54,113	52,458	976	1,153	806	910			55,894	54,521
Central Governments		37,449	32,356	1,364	1,306	6,356	6,244	3,131	3,131	48,300	43,037
Non-Bank Financial Institutions		45,214	37,032	1,832	2,138	378	623	512	926	47,936	40,720
Real Estate		30,819	38,517	12,769	12,222	2,732	2,353			46,320	53,092
Transportation & Logistics		27,334	27,009	2,882	2,704	764	769			30,980	30,481
Food, Beverages & Personal Care		16,691	14,996	5,960	5,601	2,151	2,325			24,802	22,923
Services		10,252	12,461	10,929	9,911	862	990	3	2	22,046	23,363
General Industries		12,599	14,799	4,269	3,934	2,764	2,801			19,632	21,535
Lower Public Administration		3,594	3,459	5,619	5,296	8,184	8,227			17,397	16,983
Utilities		16,377	15,154	741	597	145	143			17,263	15,893
Chemicals, Health & Pharmaceuticals		9,213	10,190	6,213	6,258	1,017	1,129			16,443	17,577
Other		35,769	33,574	12,910	12,420	3,889	4,309	36	50	52,603	50,353
Total		377,651	366,214	231,180	228,011	214,575	202,220	30,524	35,685	853,930	832,130

Region
Europe	Netherlands	41,255	41,807	142,547	142,621	905	657	25,340	30,025	210,046	215,110
	Belgium	33,936	36,546	82,368	79,362	572	671	18	16	116,894	116,595
	Germany	18,067	15,832	485	476	99,966	96,278	43	45	118,561	112,630
	Poland	15,713	14,377	66	66	20,377	17,801			36,156	32,244
	Spain	8,849	10,957	68	64	21,838	19,092	30	15	30,785	30,128
	United Kingdom	27,026	26,633	277	256	225	258	1,872	1,463	29,400	28,610
	Luxemburg	22,209	18,145	4,051	3,779	1,554	1,603	13	13	27,827	23,540
	France	13,914	13,736	519	519	6,267	4,605	3	5	20,703	18,865
	Rest of Europe	65,432	65,324	406	400	22,816	23,962	25	21	88,679	89,706
Americas		67,893	64,672	223	294	1,457	1,572	340	379	69,912	66,917
Asia		52,065	48,563	103	105	180	194	2,840	3,703	55,188	52,564
Australia		8,622	6,755	27	28	38,416	35,524	1	1	47,066	42,308
Africa		2,671	2,867	40	43	2	4			2,713	2,915
Total		377,651	366,214	231,180	228,011	214,575	202,220	30,524	35,685	853,930	832,130

1 Based on credit risk measurement contained in lending, pre-settlement, money market and investment activities.
2 Based on the total amount of credit risk in the respective column using ING’s internal credit risk measurement methodologies. Economic sectors (industry) below 2% are not shown separately but grouped in Other.
3 Geographic areas are based on country of residence, except for private individuals for which the geographic areas are based on the primary country of risk.

Overall Portfolio (*)

During 2019, ING’s portfolio size increased by EUR 22.3 billion (2.69%) to EUR 854 billion outstanding, driven by volume growth and foreign exchange rate changes. The net volume growth was concentrated in the Lending risk category. FX rate movements contributed to EUR 3.2 billion of the total growth, driven by the appreciation of the US dollar (+1.8%), British pound (+5.5%), Australian dollar (+1.5%) and Polish new zloty (+0.9%), partially off-set by the depreciation of New Turkish Lira (-9.0%) and New Romania Leu (-2.7%) against the Euro.

Rating distribution (*)

Overall the rating class concentration improved. The share of Investment grade rating classes increased from 67.2% to 68.7%, while the share of non-investment grade slightly decreased, from 30.8% to 29.3%. Substandard grade outstanding remained stable at EUR 5.5 billion whereas the NPL grade increased by 3.4%.

With respect to the rating distribution within the Business lines, in Wholesale Banking AAA-rated assets increased driven by the reserve deposit to Banque Centrale du Luxembourg and bond exposure to the Federal Government of the United States of America. Wholesale A rating class increased as a result of outstanding to Bank of Japan and large corporate customers in the US, Asia and the Netherlands. Reduced concentration in the BB rating class was mainly seen in real estate exposure.

In Retail Challengers & Growth Markets, the increase in AAA-rating was explained by increased reserve deposit to Deutsche Bundesbank. Volume growth in AA and A-rated residential mortgages was visible in Australia, Germany, Poland and Spain. This positive effect on the rating composition of C&G was slightly off-set by an increase in B rating related to lower ratings of Turkey’s mid-corporate segment.

The rating distribution for Retail Benelux improved mostly driven by improved risk profile of Dutch residential mortgages shifting from rating classes BB to BBB, driven by historically low unemployment rate and continuing increase of the NVM House price index, improving LTV’s.

Corporate line decreased concentration in AAA rating class due to a reduction in the reserve deposit with De Nederlandsche Bank.

Industry (*)

The industry composition within Retail is concentrated in private individuals with 71% for Retail Benelux and 78% for Retail Challengers & Growth. In C&G, mortgage volume increased, primarily in Germany, Poland and Australia.

In Retail Benelux the slight increase in Belgium and Luxemburg was largely off-set by the overall reduction in Dutch mortgages due to a trend of early pre-payments and the transfer from Westland Utrecht Bank to Nationale Nederlanden.

Within Wholesale Banking, the sector development in Central Governments and Central Banks is consistent with the aforementioned development in the AAA-rating category. Exposure towards Commercial Banks decreased mainly due to reduced pre-settlement and lending exposures within UK, Republic of Korea and Spain. Outstanding to Non-Bank FIs increased, most notably in funds & fund management sub-industry in Western Europe.

Apart from the movements against the financial counterparties, ING Wholesale increased its exposure to Food, Beverages & Personal Care industry (in Brazil and Hong Kong); to Natural Resources (UK and Singapore), and to Utilities (Luxemburg and the UK). Exposure decreased in Real Estate (Italy and the Benelux), Services (France and Belgium), and General Industries (US and the Netherlands).

Portfolio analysis per geographical area (*)

The portfolio analysis per geographical area re-emphasizes the international distribution of the ING portfolio. The share of Netherlands in the overall portfolio decreased further from 25.9% to 24.6%.

The most noticeable outstanding trends in the Netherlands were the previously mentioned reduction in regulatory reserves with the central bank. The lower volumes of residential mortgage loans were almost completely off-set by a growth in term loans granted to SMEs. For Belgium the overall exposure remained fairly stable as the reduction in the central bank deposit was off-set by increased exposures to Non-Bank FIs and growth in term loans to mid-corporates. Outstanding in Germany increased mainly due to residential mortgage lending, instalment loans and central bank exposures.

The higher exposure in the Americas was mainly driven by bond exposures to the US central government. In Asia, the concentration of outstanding slightly increased, with noticeable growth in exposure to Japan and Singapore, partly off-set by reduced exposures in China and Republic of Korea. Australia reported a growth in outstanding which was mainly driven by trade related transactions with Commercial Banks and mortgage lending to Private Individuals.

The top 5 countries within Rest of Europe based on outstanding were: Italy (EUR 16,781 million), Switzerland (EUR 12,016 million), Turkey (EUR 11,383 million), Romania (EUR 7,473 million) and Russian Federation (EUR 5,652 million).

Outstandings by economic sectors and geographical area [1] (*)
	Region													Total	Total
Industry	Netherlands	Belgium	Germany	Poland	Spain	United Kingdom	Luxemburg	France	Rest of Europe	America	Asia	Australia	Africa	2019	2018
Private Individuals	117,194	43,057	84,281	11,296	20,758	248	3,019	2,242	15,626	222	179	33,602	36	331,758	320,637
Central Banks	21,635	16,651	7,573	211	370	1,867	5,048	796	6,454	0	4,951	200	8	65,766	62,202
Commercial Banks	1,918	358	4,231	254	743	7,206	3,771	5,945	7,398	7,682	13,576	3,353	352	56,788	58,814
Natural Resources	2,556	1,323	959	729	220	4,307	2,339	652	16,037	9,521	15,442	749	1,061	55,894	54,521
Central Governments	7,970	5,777	3,033	6,626	4,597	42	184	1,554	6,668	9,724	1,071	689	367	48,300	43,037
Non-Bank Financial Institutions	4,168	2,516	3,824	1,292	906	7,486	4,438	1,815	4,974	12,435	3,259	674	149	47,936	40,720
Real Estate	17,162	8,949	450	2,375	659	326	2,410	3,006	3,682	3,395	805	3,091	8	46,320	53,092
Transportation & Logistics	4,722	2,298	505	1,100	569	2,081	868	812	6,129	3,979	6,818	651	447	30,980	30,481
Food, Beverages & Personal Care	6,301	3,095	322	2,093	329	995	1,779	874	2,602	4,632	1,651	111	19	24,802	22,923
Services	4,683	9,272	574	822	162	774	646	711	1,109	2,264	604	426	0	22,046	23,363
General Industries	4,096	3,301	1,143	2,295	274	382	437	144	3,504	2,628	1,423	5	0	19,632	21,535
Lower Public Administration	522	5,949	5,798	727	4		728	471	536	958	18	1,686	0	17,397	16,983
Utilities	1,331	1,056	1,673	654	418	2,032	571	445	3,103	3,493	1,380	843	265	17,263	15,893
Chemicals, Health & Pharmaceuticals	4,160	3,517	935	1,066	112	95	257	524	2,812	2,286	474	205	0	16,443	17,577
Other	11,628	9,774	3,260	4,614	664	1,560	1,331	712	8,045	6,694	3,536	782	2	52,603	50,353
Total	210,046	116,894	118,561	36,156	30,785	29,400	27,827	20,703	88,679	69,912	55,188	47,066	2,713	853,930	832,130

Rating class
Investment grade	144,134	73,010	95,685	22,921	23,598	24,429	21,444	15,418	50,878	42,689	41,134	31,542	175	587,056	559,437
Non-Investment grade	60,937	39,994	21,616	12,219	6,832	4,807	6,229	5,163	35,775	25,660	13,553	14,573	2,457	249,814	256,007
Substandard grade	1,993	1,023	555	212	85	17	75	25	484	464	347	265	9	5,555	5,558
NPL grade	2,983	2,867	705	806	270	148	79	96	1,541	1,100	154	686	71	11,506	11,128
Total	210,046	116,894	118,561	36,156	30,785	29,400	27,827	20,703	88,679	69,912	55,188	47,066	2,713	853,930	832,130

1 Geographic areas are based on country of residence, except for private individuals for which the geographic areas are based on the primary country of risk.

Credit risk mitigation (*)

ING uses various credit risk mitigation techniques and instruments to mitigate the credit risk associated with an exposure and to reduce the losses incurred subsequent to a default by a customer. The most common terminology used in ING for credit risk protection is ‘cover’. While a cover may be an important mitigant of credit risk and an alternative source of repayment, generally it is ING’s practice to lend on the basis of the customer’s creditworthiness rather than exclusively relying on the value of the cover.

Cover forms (*)

Within ING, there are two distinct forms of covers. First, where the asset has been pledged to ING as collateral or security ING has the right to liquidate it should the customer is unable to fulfil its financial obligation. As such, the proceeds can be applied towards full or partial compensation of the customer's outstanding exposure. This may be tangible (such as cash, securities, receivables, inventory, plant and machinery, and mortgages on real estate properties) or intangible (such as patents, trademarks, contract rights and licenses). Second, where there is a third-party obligation, indemnification or undertaking (either by contract and/or by law) ING has the right to claim from that third party an amount, if the customer fails on its obligations. The most common examples are guarantees (such as parent guarantees and export credit insurances), letters of comfort or third-party pledged mortgages.

Cover valuation methodology (*)

General guidelines for cover valuation are established to ensure consistent application within ING. These also require that the value of the cover is monitored on a regular basis. Covers are revalued periodically and whenever there is reason to believe that the market is subject to significant changes in conditions. The frequency of monitoring and revaluation depends on the type of cover.

The valuation method also depends on the type of covers. For asset collateral, the valuation sources can be the customer’s balance sheet (e.g. inventory, machinery and equipment), nominal value (e.g. cash and receivables), market value (e.g. securities and commodities), independent valuations (commercial real estate) and market indices (residential real estate). For third-party obligations, the valuation is based on the value that is attributed to the contract between ING and that third party.

Cover values (*)

This section provides insight into the types of covers and the extent to which exposures benefit from collateral or guarantees. The disclosure differentiates between risk categories (lending, investment, money market and pre-settlement). The most relevant types of cover include mortgages, financial collateral (cash and securities) and guarantees. ING obtains cover that is eligible for credit risk mitigation under CRR/CRDIV, as well as cover that is not eligible. Collateral covering financial market transactions is valued on a daily basis, and as such not included in the following tables. To mitigate the credit risk arising from Financial Markets transactions, the bank enters into legal agreements governing the exchange of financial collateral (high-quality government bonds and cash).

The cover values are presented for the total portfolio of ING, both the performing and non-performing portfolio. Our definition of non-performing is explained in detail in the Credit restructuring section (below). For additional insight, a breakdown of ING’s portfolio by industry and geography is provided.

Exposures are categorised into different Value to Loan (VTL) buckets that give insight in the level of collateralisation of ING’s portfolio. VTL is calculated as the cover value divided by the outstandings at the balance sheet date. The cover values are indexed where appropriate and exclude any cost of liquidation. Covers can either be valid for all or some of a borrower’s exposures or particular outstandings, the latter being the most common. For the purpose of aggregation, over-collateralisation is ignored in the total overview and VTL coverage of more than 100% is reported as fully covered. For VTL coverage in the tables for Dutch mortgages, consumer lending and business lending, each cover is subsequently assigned to one of the six defined VTL buckets: no cover, >0% to 25%, >25% to 50%, >50% to 75%, >75% to <100%, and ≥ 100%.

The next table gives an overview of the collateralisation of the ING’s total portfolio.

Cover values including guarantees received - Total ING Bank – 2019 (*)
	Outstandings	Cover type				Value to Loan
		Mortgages	Financial Collateral	Guarantees	Other covers	No Cover	Partially covered	Fully covered
Consumer Lending	329,949	574,786	3,775	26,766	36,774	6.9%	7.6%	85.5%
Business Lending	378,444	154,351	21,073	93,407	296,286	36.7%	24.3%	39.1%
Investment and Money Market	94,866	33	133	64	266	96.0%	3.9%	0.1%
Total Lending, Investment and Money Market	803,258	729,171	24,981	120,236	333,326	31.4%	15.0%	53.5%
Pre-settlement [1]	50,672
Total Bank	853,930

1 More information on the credit risk mitigants can be found in the Pre-settlement section.

Cover values including guarantees received - Total ING Bank – 2018 (*)
		Cover type				Value to Loan
	Outstan-dings	Mortgages	Financial Collateral	Guarantees	Other	No Cover	Partially covered	Fully covered
Consumer Lending	318,804	547,832	3,509	25,760	39,446	6.6%	7.9%	85.4%
Business Lending	365,804	147,205	19,090	86,222	257,929	37.0%	24.5%	38.5%
Investment and Money Market	95,857		80	145	214	90.8%	9.1%	0.2%
Total Lending, Investment and Money Market	780,465	695,037	22,679	112,128	297,590	31.2%	15.8%	52.9%
Pre-settlement [1]	51,665
Total Bank	832,130

1 More information on the credit risk mitigants can be found in the Pre-settlement section.

Over the year, the collateralisation level of the total portfolio remained stable. Excluding the pre-settlement portfolio, 53.5% of ING Group’s outstandings were fully collateralised in 2019 (2018: 52.9%). Since investments traditionally do not require covers, the percentage for ‘no covers’ in this portfolio is close to 90%. However, 99% of the investment outstanding is investment grade. Improved economic conditions in ING’s main markets contributed to improved collateral valuations, observed in consumer lending.

Consumer lending portfolio (*)

The consumer lending portfolio accounts for 38.6% of ING’s total outstanding, primarily consisting of residential mortgage loans and other consumer lending loans, which mainly comprise term loans, revolvers and personal loans to consumers. As a result, most of the collateral consists of mortgages. The mortgage values are collected in an internal central database and in most cases external data is used to index the market value (e.g. mortgage values for the Netherlands are updated on a quarterly basis using the NVM house price index).

A significant part of ING’s residential mortgage portfolio is in the Netherlands (37.9%), followed by Germany (25.0%), Belgium and Luxembourg (13.6%) and Australia (10.7%). Given the size of the Dutch mortgage portfolio, the valuation methodology to determine the cover values for Dutch residential mortgages is provided below.

Dutch mortgages valuation (*)

When a mortgage loan is granted in the Netherlands, the policy dictates maximum loan to market value (LTMV) for an existing property and for construction property financing of 100 percent.

In case of newly built houses usually the building /purchase agreement is sufficient as valuation. In the case of existing houses three types of valuations are allowed. If the LTMV is below 90 percent, either WOZ (fiscal market value, determined by government authorities) or an automated model valuation (the Calcasa ING Valuation) are permitted. In most cases, a valuation is performed by certified valuers that are registered at one of the organisations accepted by ING. In addition, the valuer must be a member of the NVM (Nederlandse Vereniging van Makelaars – Dutch Association of Real Estate Agents), VBO (Vereniging Bemiddeling Onroerend Goed – Association of Real Estate Brokers), VastgoedPRO (Association of Real Estate Professionals) or NVR (Nederlandse Vereniging van Rentmeesters).

Consumer lending portfolio – cover values (*)

The below tables show the values of different covers and the VTL split between performing and non-performing loans.

Cover values including guarantees received - Consumer lending portfolio – 2019 (*)
		Cover type				Value to Loan
	Out-stan-dings	Mortgages	Financial Colla-teral	Guarantees	Other covers	No Cover	>0% - 25%	>25%-50%	>50% - 75%	>75% - <100%	≥ 100%
Performing
Residential Mortgages (Private Individuals)	294,658	561,766	2,897	24,281	30,541			0.1%	0.8%	7.2%	91.8%
Residential Mortgages(SME) [1]	5,687	8,786	258	145	1,402		0.2%	0.8%	1.4%	8.0%	89.6%
Other Consumer Lending	26,025	183	603	2,204	3,980	83.8%	0.3%	0.1%	0.1%	0.3%	15.4%
Total Performing	326,370	570,734	3,759	26,630	35,922	6.7%	–	0.1%	0.8%	6.7%	85.7%

Non-performing
Residential Mortgages (Private Individuals)	2,477	3,804	14	121	720	0.2%	0.2%	0.7%	2.3%	9.6%	87.1%
Residential Mortgages(SME) [1]	147	240	–	7	36	0.2%	0.3%	0.8%	2.9%	6.0%	89.8%
Other Consumer Lending	956	7	2	8	96	94.0%	0.4%	0.2%	0.4%	0.5%	4.6%
Total Non-performing	3,579	4,052	16	136	852	25.3%	0.2%	0.5%	1.8%	7.0%	65.2%

Total Consumer Lending	329,949	574,786	3,775	26,766	36,774	6.9%	–	0.1%	0.8%	6.7%	85.5%

1 Consists mainly of residential mortgages to small one man business clients

Cover values including guarantees received - Consumer lending portfolio – 2018 (*)
		Cover type				Value to Loan
	Outstandings	Mortgages	Financial Collateral	Guarantees	Other covers	No Cover	>0% - 25%	>25%-50%	>50% - 75%	>75% - <100%	≥ 100%
Performing
Residential Mortgages (Private Individuals)	285,976	535,664	2,839	23,741	33,446			0.1%	1.0%	7.3%	91.6%
Residential Mortgages(SME) [1]	5,383	8,219	160	155	1,239		0.3%	0.8%	1.7%	7.5%	89.7%
Other Consumer Lending	23,937	156	493	1,694	4,072	84.7%	0.3%	0.1%	0.1%	0.5%	14.3%
Total Performing	315,297	544,039	3,492	25,591	38,757	6.4%	0.1%	0.1%	0.9%	6.8%	85.7%

Non-performing
Residential Mortgages (Private Individuals)	2,490	3,568	16	152	607	0.5%	0.2%	0.8%	2.9%	13.6%	82.0%
Residential Mortgages(SME) [1]	134	218		9	29	0.4%		0.7%	2.4%	8.9%	87.7%
Other Consumer Lending	884	7	1	9	52	95.4%	0.5%	0.1%	0.2%	0.6%	3.2%
Total Non-performing	3,508	3,793	17	169	689	24.4%	0.2%	0.6%	2.2%	10.1%	62.4%

Total Consumer Lending	318,804	547,832	3,509	25,760	39,446	6.6%	0.1%	0.1%	1.0%	6.9%	85.4%

1 Consists mainly of residential mortgages to small one man business clients

The collateralisation of the consumer lending portfolio continued to improve during 2019. The rise in collateralisation levels was due to rising housing prices observed in different mortgage markets, specifically noticeable in the Netherlands.

ING’s residential mortgage outstanding increased mainly in Germany (3.1%), Spain (14.8%) and Poland (23.2%). Mortgage outstanding in the Netherlands decreased slightly (0.8%). For the residential mortgages portfolio, the cover type guarantees relate to mortgages covered by governmental insurers under the Nationale Hypotheek Garantie (NHG) in the Netherlands. The NHG guarantees the repayment of a loan in case of a forced property sale.

Business lending portfolio (*)

Business lending accounts for 44.3 percent of ING’s total outstanding (44.0 percent in 2018). In line with our objective to give stakeholders insight into the portfolio, we present the business lending portfolio per industry breakdown in accordance with the NAICS definition and per region and main market. Business Lending presented in this section does not include pre-settlement, investment and money market exposures, which are outlined in the next sections.

Cover values including guarantees received - Business lending portfolio – 2019 (*)
		Cover type				Value to Loan
Industry	Outstandings	Mortgages	Financial Collateral	Guarantees	Other covers	No Cover	>0% - 25%	>25%-50%	>50% - 75%	>75% - <100%	≥ 100%
Natural Resources	53,796	1,197	2,426	22,041	35,691	26.6%	15.3%	9.6%	11.6%	12.9%	24.1%
Real Estate	45,927	85,946	1,442	5,942	17,765	2.6%	0.7%	1.9%	2.0%	9.7%	83.1%
Central Banks	42,087		7			100.0%
Non-Bank Financial Institutions	30,230	13,726	11,486	6,565	43,672	26.2%	2.8%	4.6%	5.0%	5.9%	55.6%
Transportation & Logistics	29,303	3,293	168	7,519	36,223	17.0%	6.4%	2.3%	4.1%	11.3%	58.9%
Food, Beverages & Personal Care	22,585	8,030	407	8,777	34,633	24.5%	5.2%	7.8%	10.3%	12.8%	39.5%
Commercial Banks	22,508	331	129	1,656	6,062	72.4%	3.3%	2.0%	1.6%	5.9%	14.8%
Services	21,044	10,090	1,519	8,799	29,470	30.7%	5.0%	6.3%	6.5%	6.9%	44.6%
General Industries	18,849	5,031	246	5,369	22,154	32.2%	5.1%	4.3%	8.3%	9.6%	40.6%
Utilities	15,952	242	1,036	3,785	7,928	41.7%	19.7%	3.9%	5.5%	2.0%	27.3%
Chemicals, Health & Pharmaceuticals	15,410	8,361	203	3,744	12,439	26.4%	6.7%	3.9%	7.5%	11.8%	43.7%
Builders & Contractors	15,054	7,449	201	3,802	15,704	27.5%	6.7%	7.2%	8.6%	8.7%	41.2%
Others [1]	45,698	10,655	1,800	15,407	34,546	41.5%	4.9%	4.6%	5.8%	7.7%	35.4%

Total Business Lending	378,444	154,351	21,073	93,407	296,286	36.7%	6.0%	4.4%	5.7%	8.2%	39.1%
of which Total Non-performing	7,856	2,600	281	2,643	6,305	32.6%	3.6%	7.9%	9.2%	16.5%	30.2%

1 ‘Others’ comprises industries with outstandings lower than EUR 10 billion.

Cover values including guarantees received - Business lending portfolio – 2018 (*)
		Cover type				Value to Loan
Industry	Outstandings	Mortgages	Financial Collateral	Guarantees	Other covers	No Cover	>0% - 25%	>25%-50%	>50% - 75%	>75% - <100%	≥ 100%
Natural Resources	52,783	1,170	2,142	17,944	38,366	23.9%	15.5%	11.9%	11.2%	13.3%	24.2%
Real Estate	52,476	93,181	1,500	7,399	10,995	4.3%	1.2%	2.2%	3.1%	7.6%	81.6%
Central Banks	34,365		6			100.0%
Non-Bank Financial Institutions	21,083	1,581	9,163	5,529	32,346	34.6%	5.6%	3.2%	9.1%	6.9%	40.6%
Transportation & Logistics	28,980	3,085	148	7,470	30,855	17.7%	6.2%	3.0%	4.5%	10.3%	58.4%
Food, Beverages & Personal Care	20,970	7,376	302	7,380	24,099	28.7%	4.9%	6.8%	10.3%	11.8%	37.6%
Commercial Banks	23,876	323	338	1,312	3,918	78.8%	2.6%	1.7%	0.3%	6.2%	10.4%
Services	22,248	9,379	2,889	7,480	21,432	34.1%	4.7%	4.2%	6.7%	6.0%	44.3%
General Industries	20,391	5,027	263	6,065	31,648	33.2%	5.9%	3.7%	8.4%	8.3%	40.5%
Utilities	14,442	376	616	3,447	7,955	42.2%	16.4%	5.6%	5.1%	3.6%	27.1%
Chemicals, Health & Pharmaceuticals	16,444	8,634	203	3,899	10,849	35.5%	2.8%	3.9%	7.6%	11.9%	38.3%
Builders & Contractors	14,843	7,132	205	4,370	13,739	27.0%	7.5%	5.7%	8.2%	10.5%	41.1%
Others [1]	42,901	9,941	1,315	13,927	31,728	43.5%	4.2%	5.1%	4.7%	7.8%	34.6%

Total Business Lending	365,804	147,205	19,090	86,222	257,929	37.0%	5.9%	4.6%	5.9%	8.2%	38.5%
of which Total Non-performing	7,543	3,578	266	2,676	4,447	28.7%	3.8%	4.9%	9.1%	15.7%	37.7%

1 ‘Others’ comprises industries with outstandings lower than EUR 10 billion.

Cover values including guarantees received - Business lending portfolio – 2019 (*)
			Cover type				Value to Loan
Region		Outstandings	Mortgages	Financial Collateral	Guarantees	Other covers	No Cover	>0% - 25%	>25%-50%	>50% - 75%	>75% - <100%	≥ 100%
Europe	Netherlands	81,383	60,334	3,265	8,845	52,909	37.4%	2.8%	3.7%	5.3%	10.7%	40.1%
	Belgium	51,881	35,937	1,231	23,583	51,204	25.4%	1.8%	2.6%	4.0%	6.7%	59.5%
	Germany	18,366	3,143	95	1,237	4,916	62.7%	9.2%	2.4%	2.2%	2.5%	20.9%
	Luxembourg	19,013	7,076	1,690	3,780	31,685	48.3%	2.3%	6.6%	3.2%	3.0%	36.7%
	Poland	17,498	8,896	135	3,053	27,356	30.1%	3.4%	4.6%	7.0%	11.4%	43.4%
	United Kingdom	14,919	1,132	1,128	4,381	10,159	39.0%	18.0%	5.7%	8.9%	5.3%	23.0%
	Switzerland	11,328	83	656	2,950	6,085	35.7%	13.7%	12.3%	7.4%	11.7%	19.2%
	France	10,015	6,843	147	2,003	4,661	39.5%	5.7%	5.5%	3.5%	1.3%	44.6%
	Rest of Europe	48,494	15,504	2,873	17,219	40,243	32.1%	7.8%	4.9%	4.7%	10.2%	40.2%
	America	48,048	7,253	7,856	8,827	39,792	39.7%	6.1%	5.0%	6.6%	9.2%	33.4%
	Asia	45,131	920	1,941	14,051	24,632	37.2%	8.4%	4.5%	9.2%	7.2%	33.5%
	Australia	9,731	7,219	4	1,640	1,867	37.3%	9.6%	1.5%	3.0%	5.5%	43.1%
	Africa	2,638	9	51	1,838	778	9.2%	16.5%	9.6%	13.2%	12.2%	39.3%

	Total Business Lending	378,444	154,351	21,073	93,407	296,286	36.7%	6.0%	4.4%	5.7%	8.2%	39.1%
	of which Non-performing	7,856	2,600	281	2,643	6,305	32.6%	3.6%	7.9%	9.2%	16.5%	30.2%

Cover values including guarantees received - Business lending portfolio – 2018 (*)
			Cover type				Value to Loan
Region		Outstandings	Mortgages	Financial Collateral	Guarantees	Other covers	No Cover	>0% - 25%	>25%-50%	>50% - 75%	>75% - <100%	≥ 100%
Europe	Netherlands	84,669	56,560	2,978	7,560	49,346	43.4%	2.1%	2.9%	5.7%	9.8%	36.1%
	Belgium	49,464	34,299	990	18,601	45,209	25.0%	2.0%	3.1%	4.2%	6.4%	59.4%
	Germany	15,168	2,288	71	1,366	4,064	62.4%	5.0%	3.3%	3.9%	2.3%	23.1%
	Luxembourg	12,903	6,834	2,626	3,768	22,132	23.4%	5.6%	12.8%	6.1%	3.6%	48.5%
	Poland	15,982	7,992	122	3,054	26,346	30.2%	3.8%	3.4%	7.1%	10.1%	45.4%
	United Kingdom	14,623	1,031	1,191	3,411	7,883	41.1%	18.5%	4.8%	3.4%	9.9%	22.3%
	Switzerland	11,109	18	470	2,543	4,773	30.7%	25.2%	11.0%	7.6%	6.8%	18.8%
	France	9,828	7,312	106	2,631	4,054	42.1%	2.5%	4.8%	4.0%	1.0%	45.6%
	Rest of Europe	52,084	17,813	2,690	18,908	28,064	33.7%	7.5%	4.7%	6.2%	8.3%	39.7%
	America	47,458	6,105	6,408	7,007	39,839	40.1%	5.6%	6.1%	6.8%	9.1%	32.2%
	Asia	41,943	868	1,153	14,391	23,332	37.9%	9.1%	5.2%	7.4%	9.0%	31.3%
	Australia	7,741	6,074	226	939	1,965	33.6%	3.4%	1.8%	3.7%	6.3%	51.2%
	Africa	2,830	10	62	2,043	925	15.5%	4.6%	6.5%	16.6%	25.0%	31.7%

	Total Business Lending	365,804	147,205	19,090	86,222	257,929	37.0%	5.9%	4.6%	5.9%	8.2%	38.5%
	of which Non-performing	7,543	3,578	266	2,676	4,447	28.7%	3.8%	4.9%	9.1%	15.7%	37.7%

The tables above describe the collateralisation of ING’s business lending portfolio. Breakdowns are provided by industry as well as by geographical region or market, based on the residence of the borrowers.

Broken down by industry, the largest increase in outstanding is attributable to Non-Bank Financial Institutions (EUR 9.1 billion, 43.1%), followed by Central Banks (EUR 7.7 billion, 22.5%), with low covers. The largest decrease in outstanding was observed in Chemicals, Health & Pharmaceuticals (EUR 8.2 billion), where the total cover percentage increased.

The proportion of the business lending portfolio in Africa and the Netherlands with no cover decreased substantially year-on-year, respectively from 15.5% to 9.2% and from 43.4% to 37.4% in 2019. All industry types experienced an increase in total covers, but while the industries’ cover levels grew, only the outstanding for Utilities grew slightly faster.

The largest increases in outstanding in absolute figures were seen in Germany (21.1%) and Asia (7.6%). The increase in Germany (EUR 3.2 billion) was primarily due to increases in term loans, regulatory reserve deposits and nostro accounts. As these deposits and nostro accounts are not collateralised, this increase had only a small impact on total cover amounts.

Credit quality (*)

Following the higher credit risk levels seen as a result of the financial crisis and economic downturn, credit quality has been improving since 2014 and also continued the improving trend in 2019..

Credit risk categories (*)
	Regular	Watch List	Restructuring [1]	Non-performing [1]
Possible ratings	1–19	1–19	11–20	20-22
Typical ratings	1–14	15–17	18–20	20-22
Deterioration in risk	Not significant	Significant	Significant	Significant
Significant intervention	Not required	Not required	Required	Required
Includes impairments	No	No	Yes	Yes
Account Ownership	Front Office	Front Office	Front Office	Front Office
Credit Risk Management	Regular	Regular	Credit Restructuring	Credit Restructuring
Primary Manager	Front Office	Front Office	Credit Restructuring	Credit Restructuring
Accounting provisioning	Stage 1/2	Stage 1/2	Stage 2/3	Stage 3

1 More information on the Restructuring and Non-performing categories can be found in the Credit restructuring section.

Credit quality outstandings (*)
	2019	2018
Neither past due nor non-performing	831,340	816,588
Business lending past due but performing (1–90 days)1[1]	7,747
Consumer lending past due but performing (1–90 days)	3,367	4,440
Non-performing [2]	11,477	11,102
Total	853,930	832,130

1 For 2018, the business lending amount past due but performing could not be isolated.
2 Based on lending and investment activities

The credit quality of the ING portfolio improved overall. For consumer lending past due but performing, the portfolio decreased by EUR 1.1 billion mainly in Retail portfolio in Belgium & Luxembourg, from EUR 1.9 billion to EUR 0.9 billion. For non-performing assets, an increase was observed mainly in Belgium & Luxembourg for Retail portfolio (EUR 0.4 billion) and Wholesale Banking portfolio (EUR 0.3 billion), and the United Kingdom WB (EUR 0.3 billion). This increase was partially offset by the decrease in non-performing exposures in Netherlands Retail (EUR 0.4 billion) and Real Estate & Other (EUR 0.4 billion).

Past due obligations (*)

Retail Banking continuously measures its portfolio in terms of payment arrears and on a monthly basis determines if there are any significant changes in the level of arrears. This methodology is principally extended to loans to private individuals, such as residential mortgage loans, car loans and other consumer loans. An obligation is considered ‘past due’ if a payment of interest or principal is more than one day late. ING aims to help its customers as soon as they are past due by communicating to remind them of their payment obligations. In its contact with the customers, ING aims to solve the (potential) financial difficulties by offering a range of measures (e.g. payment arrangements, restructuring). If the issues cannot be cured, for example because the customer is unable or unwilling to pay, the contract is sent to the recovery unit. The facility is downgraded to risk rating 20 (non-performing) when arrears exceed 90 days past due and to risk rating 21 or 22 when the contract is terminated. The table below captures all past due exposures starting from day 1.

Aging analysis (past due but performing): Consumer lending portfolio, outstandings [1] (*)
	2019	2018
Past due for 1–30 days	2,564	3,283
Past due for 31–60 days	639	892
Past due for 61–90 days	163	265
Total	3,367	4,440

1 Based on consumer lending. The amount of past due but performing financial assets in respect of non-lending activities was not significant.

Aging analysis (past due but performing): Consumer lending portfolio by geographic area, outstandings [1] (*)
		2019			2018
	Region	Residential Mortgages	Other retail	Total	Total
Europe	Netherlands	829	11	840	934
	Belgium	733	166	899	1,870
	Germany	372	104	476	606
	Poland	145	90	236	215
	Luxemburg	21	36	56	46
	Spain	3	24	27	55
	France	2	10	13	11
	United Kingdom	3		3	5
	Rest of Europe	195	290	484	515
	America	3		3	3
	Asia	3		3	2
	Australia	310	18	328	178
	Africa				1

	Total	2,619	749	3,367	4,440

1 Based on consumer lending. The amount of past due but performing financial assets in respect of non-lending activities was not significant.

Total past due, but performing exposure, for consumer loans decreased by EUR 1.1 billion. The improvement was mainly visible in the 1-30 days bucket driven by Belgium and the Netherlands residential mortgages due to macro-economic factors (low unemployment, low inflation and increasing house prices). This was partially offset by the increase in Australia. Less significant decreases were witnessed in the 31-60 and 61-90 days past due buckets mainly driven by the Belgium residential mortgages portfolio.

In Wholesale Banking, ING classifies the relevant obligors for business loans (governments, institutions, and corporates) as non-performing when any of the following default triggers occur:

•The borrower has failed in the payment of principal or interest/fees and such payment failure has remained unresolved for the following periods:

•for corporates: more than 90 days; and

•for financial institutions and governments – from day 1. However, a period of 14 calendar days will be observed in order for ING to establish whether the payment default was due to non-operational reasons (i.e. the deteriorated credit quality of the financial institution) or due to operational reasons. The latter does not trigger default.

•ING believes the borrower is unlikely to pay; the borrower has evidenced significant financial difficulty, to the extent that it will have a negative impact on the future cash flows of the financial asset. The following events could be seen as indicators of financial difficulty:

•The borrower (or third party) has started insolvency proceedings.

•A group company/co-borrower has NPL status.

•Significant fraud (affecting the company’s ability to service its debt).

•There is doubt as to the borrower’s ability to generate stable and sufficient cash flows to service its debt.

•Restructuring of debt.

•ING has granted concessions relating to the borrower’s financial difficulty, the effect of which is a reduction in expected future cash flows of the financial asset below current carrying amount.

Further, Wholesale Banking has an individual name approach, using Early Warnings indicators to signal possible future issues in debt service.

Aging analysis (past due but performing): Business lending, outstandings (*)
2019
Past due for 1–30 days	6,681
Past due for 31–60 days	658
Past due for 61–90 days	408
Total	7,747

Aging analysis (past due but performing): Business lending portfolio by geographic area, outstandings (*)

	Region	Total
Europe	Netherlands	751
	Belgium	1,028
	Germany	385
	United Kingdom	820
	Spain	688
	France	639
	Luxemburg	340
	Poland	279
	Rest of Europe	1,445
	America	1,159
	Asia	187
	Australia	23
	Africa	2

	Total	7,747

Credit restructuring (*)

Global Credit Restructuring (GCR) is the dedicated and independent department that deals with non-performing loans and loans that hold a reasonable probability that ING will end up with a loss, if no specific action is taken. GCR deals with accounts or portfolios requiring an active approach, which may include renegotiation of terms & conditions and business or financial restructuring. The loans are managed by GCR or by units in the various regions and business units.

ING uses three distinct statuses to categorise the management of clients with (perceived) deteriorating credit risk profiles, i.e. there is doubt as to the performance and the collectability of the client’s contractual obligations:

•Watch List: Usually, a client is first classified as Watch List when there are concerns of any potential or material deterioration in credit risk profile that may affect the ability of the client to adhere to its debt service obligations or to refinance its existing loans. Watch List status requires more than usual attention, increased monitoring and quarterly reviews. Some clients with a Watch List status may develop into a Restructuring status or even a Recovery status.

•Restructuring: A client is classified in Restructuring when there are concerns about the client’s financial stability, credit worthiness, and/or ability to repay, but where the situation does not require the recall or acceleration of facilities or the liquidation of collateral. ING’s actions aim to maintain the going concern status of the client by:

oRestoring the client’s financial stability;

oSupporting the client’s turnaround;

oRestoring the balance between debt and equity; and

oRestructuring the debt to a sustainable situation.

•Recovery: A client is classified as in Recovery when ING and/or the client concludes that the client’s financial situation cannot be restored and a decision is made to end the (credit) relationship or even to enter into bankruptcy. ING will prefer an amicable exit, but will enforce and liquidate the collateral or claim under the guarantees if deemed necessary.

Watch List, Restructuring and Recovery accounts are reviewed at least quarterly by the front office, GCR, and the relevant credit risk management executives.

Non-performing loans (*)

ING’s loan portfolio is under constant review. Loans with past due financial obligations of more than 90 days are reclassified as non-performing. For commercial lending portfolios, there generally are reasons for declaring a loan non-performing prior to being 90 days past due. These reasons include, but are not limited to, ING’s assessment of the customer’s perceived inability to meet its financial obligations, or the customer filing for bankruptcy or bankruptcy protection.

The table below represents the breakdown by industry of credit risk outstandings for lending and investment positions that have been classified as non-performing.

Non-performing Loans: outstandings by economic sector and business lines (*)[1]
	Wholesale Banking		Retail Benelux		Retail Challengers & Growth Markets		Corporate Line		Total
Industry	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
Private Individuals	–	1	2,173	2,163	1,573	1,535			3,746	3,698
Natural Resources	1,108	925	35	43	53	54			1,196	1,022
Food, Beverages & Personal Care	599	372	351	294	168	109			1,119	775
Transportation & Logistics	651	599	96	177	40	28			787	804
Services	320	260	357	265	60	38			737	563
Builders & Contractors	265	405	258	332	168	152			691	889
Real Estate	312	823	311	333	9	3			631	1,159
General Industries	248	373	204	186	153	135			605	693
Non-Bank Financial Institutions	426	25	34	27	2	2			462	54
Retail	89	80	172	134	63	44			325	258
Other [2]	467	507	326	274	110	90	275	314	1,178	1,187
Total	4,487	4,370	4,316	4,229	2,399	2,188	275	313	11,477	11,102
1 Based on Lending and Investment outstandings.
2 Economic sectors not specified in above overview are grouped in Other.

Non-performing Loans: outstandings by economic sectors and geographical area (*)
	Region													Total	Total
Industry	Netherlands	Belgium	Germany	Poland	Spain	United Kingdom	France	Luxemburg	Rest of Europe	America	Asia	Australia	Africa	2019	2018
Private Individuals	840	1,271	585	134	195	4	14	24	411	4	3	261	1	3,746	3,698
Natural Resources	83	21		28		63			254	533	84	111	20	1,196	1,022
Food, Beverages & Personal Care	315	153	63	117	1	12	68	1	109	254	26			1,119	775
Transportation & Logistics	432	48	1	31	47	49		3	88	32	10	46		787	804
Services	224	377	0	36				3	49	42	6			737	563
Builders & Contractors	88	226	1	103	1			3	230	39				691	889
Real Estate	219	225	0	96	19		7	28	27	8		4		631	1,159
General Industries	176	148	12	89		3		1	127	48	1			605	693
Non-Bank Financial Institutions	53	8		3	7	0	0	5	14	107		264		462	54
Retail	74	147		40		4	7	1	52					325	258
Other [1]	464	239	44	130		10	1	9	173	34	23		51	1,178	1,187
Total	2,968	2,864	705	805	270	144	96	79	1,534	1,099	154	686	71	11,477	11,102

1 Economic sectors not specified in above overview are grouped in Other.

The non-performing portfolio increased slightly during 2019. The increase was mainly visible in Challengers & Growth and Wholesale Banking. The increase in Challengers & Growth was due to a combination of various smaller items, while the increase in Wholesale Banking was mainly driven by Food, Beverages & Personal Care and Natural Resources. This was largely offset by a significant decrease in Real Estate NPL outstandings. The largest increases were witnessed in Belgium in the services industry, the natural resources industry in the Americas and in Australia over various smaller items. The largest decreases were visible in the Netherlands in real estate and private individuals. .

Forbearance (*)

Forbearance occurs when a client is unable to meet their financial commitments due to financial difficulties it faces or is about to face and ING grants concessions towards this client. Forborne assets are assets in respect of which forbearance measures have been granted.

Forbearance may enable clients experiencing financial difficulties to continue repaying their debt.

For business customers, ING mainly applies forbearance measures to support clients with fundamentally sound business models that are experiencing temporary difficulties with the aim of maximising the client’s repayment ability and therewith avoiding a default situation or helping the client to return to a performing situation.

For ING retail units, clear criteria have been established to determine whether a client is eligible for forbearance process. Specific approval mandates are in place to approve the measures, as well as procedures to manage, monitor and report the forbearance activities.

ING reviews the performance of forborne exposures at least quarterly, either on a case-by-case (business) or on a portfolio (retail) basis.

All exposures are eligible for forbearance measures, i.e. both performing (Risk Ratings 1-19) and non-performing (Risk Ratings 20-22) exposures. ING uses specific criteria to move forborne exposures from non-performing to performing or to remove the forbearance statuses that are consistent with the corresponding EBA standards. An exposure is reported as forborne for a minimum of two years. An additional one year probation period is observed for forborne exposures that move from non-performing back to performing.

The prior period outstandings and performing/ non-performing amounts in the table Summary Forborne assets have been updated by EUR 46 million to improve consistency and comparability to the current year presentation. This is also applicable to the other tables in this section Forbearance.

Summary Forborne portfolio (*) [1]
	2019				2018
Business Line	Outstandings	Of which: Perfor-ming	Of which: Non-Perfor-ming	% of total portfolio	Outstandings	Of which: Perfor-ming	Of which: Non-Perfor-ming	% of total portfolio

Wholesale Banking	4,632	2,699	1,932	1.7%	5,081	3,088	1,994	1.9%
Retail Banking	4,861	2,686	2,175	1.1%	5,012	2,862	2,151	1.2%
Total	9,492	5,385	4,107	1.3%	10,094	5,949	4,145	1.4%

1 Undrawn commitments are excluded.

Summary Forborne portfolio by forbearance type (*)[1]
	2019				2018
Forbearance type	Outstandings	Of which: Perfor-ming	Of which:Non-Perfor-ming	% of total portfolio	Outstandings	Of which: Perfor-ming	Of which:Non-Perfor-ming	% of total portfolio

Loan modification	8,285	4,800	3,485	1.1%	8,410	4,827	3,583	1.2%
Refinancing	1,208	585	622	0.2%	1,684	1,122	561	0.2%
Total	9,492	5,385	4,107	1.3%	10,094	5,949	4,145	1.4%

1 Undrawn commitments are excluded.

As per December 2019 ING’s total forborne assets decreased by EUR 0.6 billion (6%) against December 2018 to EUR 9.5 billion, mainly driven by Wholesale Banking (-EUR 0.5 billion). Please note, that 2018 amount includes EUR 46 million of non-IFRS eligible items (i.e. undrawn commitments and guarantees).

Wholesale Banking (*)

As per December 2019, Wholesale Banking forborne assets amounted to EUR 4.6 billion, which represented 1.7% of the total Wholesale Banking portfolio.

Wholesale Banking: Forborne portfolio by geographical area (*) [1]
		2019			2018
	Region	Outstandings	Of which: Perfor-ming	Of which:	Outstandings	Of which: Perfor-ming	Of which:
				Non-Perfor-ming			Non-Perfor-ming
Europe	Netherlands	822	410	412	1,138	687	451
	Belgium	41	16	25	131	102	29
	Germany	246	182	63	127	94	33
	United Kingdom	332	251	81	287	246	41
	Italy	197	115	83	388	113	275
	Ukraine	169	77	93	297	108	189
	Norway	151	124	27	258	236	22
	Poland	134	31	103	190	78	113
	Rest of Europe	502	322	180	462	288	174
	America	1,315	759	556	1,173	695	478
	Asia	316	206	109	378	300	78
	Australia	214	85	129	104	86	17
	Africa	192	122	71	148	55	93
	Total	4,632	2,699	1,932	5,081	3,088	1,994

1 Undrawn commitments are excluded.

Wholesale Banking: Forborne portfolio by economic sector (*) [1]
	2019			2018
Industry	Outstandings	Of which: Perfor-ming	Of which:	Outstandings	Of which: Perfor-ming	Of which:
			Non-Perfor-ming			Non-Perfor-ming
Natural Resources	1,587	909	678	1,474	943	532
Transportation & Logistics	674	362	313	833	445	388
General Industries	427	286	142	402	190	212
Food, Beverages & Personal Care	375	227	148	244	161	83
Real Estate	374	207	167	998	601	397
Chemicals, Health & Pharmaceuticals	212	209	3	189	171	19
Builders & Contractors	195	79	116	145	37	109
Utilities	188	55	133	181	30	152
Services	129	69	60	129	76	53
Retail	114	92	22	118	84	34
Automotive	108	72	36	134	131	3
Other	248	134	114	233	220	12
Total	4,632	2,699	1,932	5,081	3,088	1,994

1 Undrawn commitments are excluded.

The main concentration of forborne assets in a single country was in the Netherlands with 18% (2018: 22%) of the total Wholesale Banking forborne assets and 21% (2018: 23%) of the total non-performing forborne assets.

Wholesale Banking forborne assets decreased by EUR 0.5 billion compared to 2018, of which the performing forborne assets decreased by EUR 0.4 billion. The decrease of the performing forborne assets was attributed mostly to a few cured large entities which exited forborne status.

Wholesale Banking forborne assets were mainly concentrated in Natural Resources, Transportation & Logistics and General Industries. Together they accounted for 58% of the total Wholesale Banking forborne assets and 59% of the total Wholesale Banking non-performing forborne assets. Back in 2018, the main concentration was witnessed in Natural Resources, Real Estate and Transportation & Logistics, with 65% of the total WB forborne. A significant decrease in forborne assets was visible in the Real Estate industry (EUR 0.6 billion) during 2019, followed by the Transportation & Logistics (-EUR 0.2 billion), partly offset by the Food, Beverages & Personal Care and the Natural Resources (+EUR 0.1 billion each).

Retail Banking (*)

As per end of December 2019, Retail Banking forborne assets amounted to a total of EUR 4.9 billion, which represented 1.1% of the total Retail Banking portfolio.

Retail Banking: Forborne portfolio by geographical area (*) [1]
		2019			2018
	Region	Outstandings	Of which: Perfor-ming	Of which:	Outstandings	Of which: Perfor-ming	Of which:
				Non-Perfor-ming			Non-Perfor-ming
Europe	Netherlands	2,212	1,367	845	2,461	1,514	946
	Belgium	1,149	435	714	1,046	383	663
	Germany	425	294	131	462	337	126
	Turkey	314	184	130	273	197	77
	Poland	209	101	109	216	115	101
	Romania	101	55	46	69	36	33
	Italy	25	13	12	25	13	12
	Spain	25	13	12	39	23	16
	Rest of Europe	43	22	22	37	18	19
	America	2	1	1	1		1
	Asia	1	0	1	3	2	1
	Australia	354	201	153	381	225	156
	Africa
	Total	4,861	2,686	2,175	5,012	2,862	2,151

1 Undrawn commitments are excluded.

The main concentration of forborne assets in a single country was in the Netherlands with 46% (2018: 49%) of the total Retail Banking forborne assets and 39% (2018: 44%) of the non-performing forborne assets. .

Loan Loss Provisioning (*)

Since 1 January 2018, ING has recognised loss allowances based on the expected credit loss model (ECL) of IFRS 9, which is designed to be forward-looking. The IFRS 9 impairment requirements are applicable to on-balance sheet financial assets measured at amortised cost or fair value through other comprehensive income (FVOCI), such as loans, debt securities and lease receivables, as well as off-balance sheet items such as undrawn loan commitments, certain financial guarantees, and undrawn committed revolving credit facilities. These financial instruments are divided into three groups, depending on the stage of credit quality deterioration.

IFRS 9 models (*)

The IFRS 9 models leverage the advanced internal rating-based (AIRB) models (PD, LGD, EAD), which include certain required conservatism. In order to include IFRS 9 requirements, such regulatory conservatism is removed from the ECL parameters (PD, LGD and EAD). The IFRS9 models apply two types of adjustments to the ECL parameters: (1) to economic outlook and (2) for stage 2 and stage 3 assets only, to the lifetime horizon. The IFRS9 model parameters are estimated based on statistical techniques and supported by expert judgement.

Portfolio quality (*)

As shown in the table below, 94.0% of the total gross carrying amounts is classified as stage 1, mainly composed of investment grade, while stage 2 and 3 make up 4.7% and 1.3% of total amounts, respectively..

Gross Carrying amount per IFRS 9 stage and rating class (*)[1,2,3,4]
2019		Stage 1		Stage 2		Stage 3		Total
Rating class		Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions
Investment grade	1 (AAA)	75,144	1					75,144	1
	2-4 (AA)	82,992	3	28				83,020	3
	5-7 (A)	131,931	11	273				132,204	11
	8-10 (BBB)	295,449	55	4,905	6			300,354	61
Non-Investment grade	11-13 (BB)	194,643	209	7,925	54			202,568	263
	14-16 (B)	36,683	202	18,416	367			55,099	569
	17 (CCC)	405	7	4,067	146			4,472	153
Substandard grade	18 (CC)			3,253	160			3,253	160
	19 (C)			2,216	148			2,216	148
NPL grade	20-22 (D)					10,955	3,275	10,955	3,275

Total		817,247	490	41,082	881	10,955	3,275	869,284	4,646
1 Compared to the credit risk portfolio, the differences are mainly undrawn committed amounts (EUR 115 billion) not included in Credit outstandings and non-IFRS 9 eligible assets (EUR 100 billion, mainly guarantees, letters of credit and pre-settlement exposures) included in Credit outstandings.
2 For a reference to the Notes in the consolidated financial statements, we refer to the table ‘Reconciliation between credit risk categories and financial position’, page ##RECON.
3 IAS 37 provisions (EUR 93.3 million) are excluded.
4 The table is generated in 2019 for the first time, no comparable schedule for 2018 available.

Changes in loan loss provision and gross carrying amounts

Changes in gross carrying amounts and loan loss provisions (*)[1,2,3,4]
2019	Stage 1		Stage 2		Stage 3		Total
	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions
Opening balance	788,537	501	46,949	925	10,758	3,141	846,244	4,568
Transfer into 12-month ECL (Stage 1)	12,856	30	-12,579	-253	-277	-23		-246
Transfer into lifetime ECL not credit impaired (Stage 2)	-21,577	-73	22,382	474	-805	-81		320
Transfer into lifetime ECL credit impaired (Stage 3)	-2,210	-6	-1,753	-135	3,964	1,113		972
Net remeasurement of loan loss provisions		-77		36		283		242
New financial assets originated or purchased	180,605	205					180,605	205
Financial assets that have been derecognised	-126,082	-103	-9,108	-162	-1,659	-137	-136,849	-402
Net drawdowns and repayments	-14,880		-4,807		1		-19,686
Changes in models/risk parameters		15		2		-8		9
Increase in loan loss provisions		-9		-39		1,147		1,099
Write-offs	-1	-1	-2	-2	-1,027	-1,028	-1,030	-1,031
Recoveries of amounts previously written off						55		55
Foreign exchange and other movements		-1		-3		-41		-45
Closing balance	817,247	490	41,082	881	10,955	3,275	869,284	4,646

1 At the end of December 2019, the Gross carrying amounts included loans and advances to central banks (EUR 51.2 billion), loans and advances to banks (EUR 35.1 billion), financial assets at FVOCI (EUR 32.2 billion), securities at amortised cost (EUR 46.1 billion), loans and advances to customers (EUR 612.6 billion) and contingent liabilities (credit replacements) in scope of IFRS 9 (EUR 115.7 billion) and excludes receivables related to securities in reverse repurchase transaction (EUR -9.9 billion), cash collateral in respect of derivatives (EUR -10.2 billion), a receivable that is offsetted by a liquidity facility (EUR -1.3 billion), de-netting of cash pool balances (EUR -1.8 billion) and other differences amounting to EUR -0.3 billion.
2 Stage 3 Lifetime credit impaired includes EUR 1 million Purchased or Originated Credit Impaired (2018: EUR 2 million).
3 At the end of December 2019, the stock of provisions included provisions for loans and advances to central banks (EUR 1 million), loans and advances to banks (EUR 9 million), financial assets at FVOCI (EUR 10 million), securities at amortised cost (EUR 10 million), provisions for loans and advances to customers (EUR 4,590 million) and provisions for contingent liabilities (credit replacements) recorded under Provisions (EUR 25 million).
4 The table is generated in 2019 for the first time, no comparable schedule for 2018 available.

The table above provides a reconciliation by stage of the gross carrying/nominal amount and allowances for loans and advances to banks and customers, including loan commitments and financial guarantees. The transfers of financial instruments represents the impact of stage transfers upon the gross carrying/nominal amount and associated allowance for ECL. This includes the net remeasurement of ECL arising from stage transfers, for example, moving from a 12-month (stage 1) to a lifetime (stage 2) ECL measurement basis.

The net remeasurement line represents the changes in provisions for facilities that remain in the same stage.

The following table shows the reconciliations from the opening to the closing balance of the loan loss provisions in 2018.

				1

Changes in loan loss provisions (*)
2018	Stage 1	Stage 2	Stage 3	Total
	Provisions	Provisions	Provisions	Provisions
Opening balance	438	955	3,923	5,316
Transfer into 12-month ECL (Stage 1)	19	-206	-23	-209
Transfer into lifetime ECL not credit impaired (Stage 2)	-62	501	-56	383
Transfer into lifetime ECL credit impaired (Stage 3)	-7	-86	707	615
Net remeasurement of loan loss provisions	17	-55	312	274
Changes in models/risk parameters
New financial assets originated or purchased	213			212
Financial assets that have been derecognised	-101	-145	-341	-588
Increase in loan loss provisions	80	9	599	688
Write-offs			-1,043	-1,044
Recoveries of amounts previously written off			53	53
Foreign exchange and other movements	-18	-38	-390	-446
Closing balance	501	925	3,141	4,568

The following table provides the following information:
- Information on financial assets that were modified during the year (i.e. qualified as forborne) while they had a loss allowance measured at an amount equal to lifetime ECL (i.e. stage 2).
- Financial assets that were reclassified to stage 1 during the period.

Financial assets modified (*)
	2019	2018
Financial assets modified during the period
Amortised cost before modification	2,662	2,503
Net modification results	164	-50

Financial assets modified since initial recognition
Gross carrying amount at 31 December of financial assets for which loss allowance has changed to 12-month measurement during the period	689	908

Sensitivity analysis of key sources of estimation uncertainty (*)

The introduction of IFRS 9, with its inherent complexities and potential impact on the carrying amounts of our assets and liabilities, represents a key source of estimation uncertainty. In particular, the Group’s reportable ECL numbers are most sensitive to the forward-looking macroeconomic forecasts used as model inputs, the probability-weights applied to each of the three scenarios, and the criteria for identifying a significant increase in credit risk. As such, these crucial components require consultation and management judgement, and are subject to extensive governance.

Forward-looking macroeconomics used as model inputs (*)

As a baseline for IFRS 9, ING Group uses the consensus outlook for economic variables. The Oxford Economics’ Global Economic Model (OEGEM) is then used to complement the consensus with consistent projections for variables for which there are no consensus estimates available (most notably House Price Index (HPI) and unemployment), and to ensure general consistency of the scenarios.

The Group’s consensus view of the baseline scenario suggests economic growth will level off over the initial (three year) forecast period, as the pace of expansion in the main advanced economies and emerging markets is expected to wane. For the eurozone, as output gaps close and monetary policy begins to normalise, growth is expected to decline. For the US, the near-term outlook is still positive. The Group continues to monitor the potential escalation of an international trade conflict, and the likely outcome of any Brexit deal, which, at present remains unclear.

The downside scenario sees a relatively synchronised global downturn with economic growth in advanced economies falling close to zero, and emerging markets suffering a pronounced slowdown. The upside scenario sees economic growth returning to rates not seen since the financial crisis and a return to pre-crisis unemployment rates.

The relevance and selection of macro-economic variables is defined by the ECL models under credit risk model governance. The scenarios are reviewed and challenged by two panels. The first panel consists of economic experts from Global Markets Research and Risk and Modelling specialists, while the second panel consists of relevant senior managers.

Probability weights applied to each of the three scenarios (*)

The alternative scenarios are technically based on the forecast errors of the OEGEM. To understand the baseline level of uncertainty around any forecast, Oxford Economics keeps track of all its forecast errors of the past 20 years. The distribution of forecast errors for GDP, unemployment, house prices and share prices is applied to the baseline forecast creating a broad range of alternative outcomes. In addition, to understand the balance of risks facing the economy in an unbiased way, Oxford Economics runs a survey with respondents from around the world and across a broad range of industries. In this survey the respondents put forward their views of key risks. Following the survey results, the distribution of forecast errors (that is being used for determining the scenarios) may be skewed.

For the downside scenario, ING has chosen for the 90th percentile of that distribution because this corresponds with how within risk management earnings at risk is defined within the Group. The upside scenario is represented by the 10th percentile of the distribution. The distribution of the scenarios, taking into account the applicable percentile of the distribution, results in the upside and downside scenario being weighted at 20% each. Consequently, the base case scenario has a 60% probability weighting. Please note that, given their technical nature, the downside scenario and upside scenario are not explicitly based on a specific narrative.

Based on the above two sources of estimation uncertainty, analysis on the sensitivity of key forward-looking macroeconomic inputs used in the ECL collective-assessment modelling process and the probability-weights applied to each of the three scenarios is presented below. The countries included in the analysis are the Group’s most significant geographic regions, in terms of both gross contribution to reportable ECL, and sensitivity of ECL to forward-looking macroeconomics. Accordingly, the Group considers these portfolios to present the most significant risk of resulting in a material adjustment to the carrying amount of financial assets within the next financial year. The Group also observes that, in general, the Wholesale business is more sensitive to the impact of forward-looking macroeconomic scenarios.

Real GPD, unemployment rate and HPI (in that order) are considered the variables with the largest impact on the LLP. Exposure class based the largest impact is observed in Corporates, followed by Retail Mortgages, SMEs and Retail non-SMEs. This is supported by statistical analysis. These forward-looking macroeconomics (among others) are used in the calculation of the Group’s un-weighted ECLs, to which are applied the probability-weightings as disclosed, to arrive at the reportable ECL for collectively-assessed assets. While the table does give a high-level indication of the sensitivity of the outputs to the different scenarios, it does not provide insight on the interdependencies and correlations between different macroeconomic variable inputs. Furthermore, in addition to forward-looking macroeconomics, there are a number of other model inputs and processes which contribute to the calculation of un-weighted ECLs. Any sensitivity analysis which relies on this data should consider these complexities.

Sensitivity analysis (*)[1,2,3]
		2020	2021	2022	Un-weightedECL (Eur mln)	Probability-weighing	Reportable ECL (Eur mln)[4]
Netherlands
Upside scenario	Real GDP	2.3	3.5	3.2	370	20%	428
	Unemployment	2.8	2.4	2.3
	HPI	14.1	11.3	2.9
Baseline Scenario	Real GDP	1.4	1.5	1.6	416	60%
	Unemployment	3.6	3.9	4.2
	HPI	3.3	2.9	2.8
Downside scenario	Real GDP	-0.7	-0.9	0.5	520	20%
	Unemployment	5.0	6.3	7.1
	HPI	-7.5	-7.0	2.7
Germany
Upside scenario	Real GDP	2.6	2.8	1.8	458	20%	502
	Unemployment	2.4	1.7	1.4
	HPI	9.7	7.0	6.4
Baseline Scenario	Real GDP	0.8	1.1	1.3	495	60%
	Unemployment	3.2	3.2	3.3
	HPI	6.1	3.5	2.9
Downside scenario	Real GDP	-1.2	-1.7	0.5	567	20%
	Unemployment	4.3	4.8	5.2
	HPI	2.5	-0.3	-1.1
Belgium
Upside scenario	Real GDP	2.3	2.6	2.0	323	20%	357
	Unemployment	5.5	5.4	5.3
	HPI	5.1	4.2	4.3
Baseline Scenario	Real GDP	1.1	1.2	1.3	350	60%
	Unemployment	5.8	5.9	6.1
	HPI	3.5	3.4	3.4
Downside scenario	Real GDP	-0.4	-0.2	1.0	411	20%
	Unemployment	7.5	8.4	8.4
	HPI	1.5	2.6	2.4
United States
Upside scenario	Real GDP	2.6	4.1	3.8	74	20%	144
	Unemployment	2.6	1.7	1.5
	HPI	5.0	8.0	8.1
Baseline Scenario	Real GDP	1.8	1.8	1.9	127	60%
	Unemployment	3.7	3.7	3.8
	HPI	2.6	2.6	2.8
Downside scenario	Real GDP	-0.6	-0.5	0.3	267	20%
	Unemployment	5.2	6.5	7.1
	HPI	0.1	-3.1	-3.4
1 Real GDP, in % year-on-year change
2 Unemployment in % of total labour force
3 House Price Index (HPI) in % year-on-year
4 Sensitivity does not include the effect of manual adjustments, which are not material

Criteria for identifying a significant increase in credit risk (*)

All assets and off-balance sheet items are in scope of IFRS 9 impairment and which are subject to collective ECL assessment are allocated a 12-month ECL if deemed to belong in Stage 1, or a lifetime ECL if deemed to belong in Stages 2 and 3. An asset belongs in Stage 2 if it is considered to have experienced a significant increase in credit risk since initial origination or purchase. The stage allocation process involves an asset’s derived scenario weighted average PD being assessed against a set of PD threshold bandings, which determines the appropriate staging and ECL. Stage 2 is triggered when either a threshold for absolute change in lifetime PD or relative change in lifetime PD is hit. The thresholds for the absolute change in lifetime PD vary between 75bps for Retail portfolios, 100bp for Wholesale and 250bps for SMEs, based on the characteristics of the specific portfolio. The threshold for the relative change in LT PD are inversely correlated with the PD at origination; the higher the PD at origination, the lower the threshold. Despite this, the relative threshold is punitive for Investment grade assets while the absolute threshold primarily affects Speculative grade assets. The Group reports total ECL collective-assessment of EUR 1,291 million (2018: EUR 1,391 million).

The setting of PD threshold bandings requires management judgement, and is a key source of estimation uncertainty. To demonstrate the sensitivity of the ECL to these PD thresholds bandings, analysis was run on all collectively-assessed assets, which assumed all assets were below the threshold, and apportioned a 12 month ECL. On the same asset base, analysis was run which assumed all performing assets were above the threshold, and apportioned a lifetime ECL. This gave rise to a hypothetical collective-assessment ECLs of EUR 866 million (2018: EUR 888 million) and EUR 2,665 million (2018: EUR 3,333 million) respectively. Please note that in this analysis all other ECL risk parameters (except for the stage) were kept equal.

It should be noted that the lifetime PD thresholds are not the only drivers of stage allocation. An asset can change stages by virtue of being in arrears, on a Watch List, being forborne etc. Refer to section 1.6.8 of Note 1 ‘Accounting Policies’ for an exhaustive list. Furthermore, this analysis is rudimentary in that other parameters would change when an asset changes stages.

•Risk identification is a joint effort of the first and second lines of defence out of the three lines of the defence. The goal of risk identification is to detect potential new risks and any changes in known risks. See the Risk Governance paragraph under the Group risk Management section for more on our “three lines of defence” governance model;

•Identified risks are assessed and measured by means of various risk metrics to determine the importance of the risk to ING and subsequently to identify the control measures needed;

•Risk control measures used by ING include policies, procedures, minimum standards, limit frameworks, buffers and stress tests;

•Risk monitoring occurs to check if the implemented risk controls are executed, complied with across the organisation, and are effective; and

•Market risk management results and findings are reported to the necessary governing departments and approval bodies.

Governance (*)

A governance framework has been established defining specific roles and responsibilities of business management units, market risk management units, and internal approval bodies per activity.

Supervision of market risk falls under the responsibility of the MBB and is delegated to the ALCO function, where ALCO Bank is the highest approval authority and sets the market risk appetite. ALCO Bank monitors ING’s adherence to the risk appetite for market risk and sets additional limits where appropriate. These limits are cascaded through the organisation through lower level ALCOs. This ALCO structure facilitates top-down risk management, limit setting, and the monitoring and control of market risk.

The monitoring and control of market risk is the responsibility of the Financial Risk (FR) department and Financial Institutions – Financial Markets (FI-FM) Risk. FR and FI-FM Risk are the designated departments of the second line of defence that report to the CRO function and are responsible for the design and execution of the bank’s market risk and counterparty credit risk management functions in support of the ALCO function. FR focuses on the market risks in the banking books, whereas FI-FM Risk is responsible for counterparty credit risk and market risks resulting from the Financial Markets trading books. FR and FI-FM Risk are responsible for determining adequate policies and procedures for actively managing market risk in the banking and trading books and for monitoring ING’s compliance with these guidelines.

FR and FI-FM Risk also maintain a limit framework in line with ING’s Risk Appetite Framework. The businesses are responsible for adhering to limits that are ultimately approved by the ALCO Bank. Limit excesses are reported to senior management on a timely basis and the business is required to take appropriate actions to reduce the risk position. To adhere to the established limit framework, ING implements hedging and risk mitigation strategies that range from the use of traditional market instruments, such as interest rate swaps, to more sophisticated hedging strategies to address a combination of risk factors arising at the portfolio level.

The organisational structure facilitates top-down risk management by recognising that risk taking and risk management to a large extent occur at the regional/local level. Bottom-up reporting from regional/local units to head office units allows each management level to fully assess the market risks relevant at the respective levels.

Several committees govern communication between the parties involved in market risk management. These committees have a functional reporting line to ALCO Bank, which derives its global discretion from the ING Group Decision Structure and as such is the highest level ING Bank body with the exception of the Management Board Banking (MBB). The Market Risk Model Committee (MRMC) is the dedicated authority within ING for the approval of all trading and banking risk models, methodologies and parameters related to market risk. The Trading Pricing Model Committee (TPMC) approves pricing models for trading and banking books. Financial Risk and FI-FM Risk departments provide systematic risk reporting to the EB and MBB, the senior executive management of the CRO function and the senior executive management of related business functions.

The FI-FM Risk Management Framework governs the boundary between trading books and banking books. It defines the activities ING considers to be trading according to a regulatory definition and for own funds requirement purposes. The trading activity is systematically reviewed and positions are assessed against the mandates jointly by the first and second lines of defence. As specified in the framework, the transfer of risk or the transfer of positions between banking and trading books is in principle not allowed but in exceptional cases when a re-designation is deemed necessary, the re-designation should be approved by senior management.

The following market risk paragraphs elaborate on the various elements of the risk management framework for:

•Market risk economic capital (trading and banking books);

•Market risks in banking books; and

•Market risks in trading books.

Market risk in banking books (*)

ING makes a distinction between the trading and banking (non-trading) books. Positions in banking books originate from the market risks inherent in commercial products that are sold to clients, Group Treasury exposures, and from the investment of our own funds (core capital). Both the commercial products and the products used to hedge market risk exposures in these products are intended to be held until maturity, or at least for the long-term.

Risk transfer (*)

An important element of the management of market risks in the banking book is the risk transfer process. In this process the interest rate, FX, funding and liquidity risks are transferred from the commercial books through matched funding to Group Treasury, where it is centrally managed. The scheme below presents the transfer and management process of market risks in the banking books:

Risk measurement (*)

The main concepts and metrics used for measuring market risk in the banking book are described below per risk type.

Interest rate risk in banking book (*)

Interest rate risk in the banking book is defined as the exposure of a bank’s earnings, capital, and market value to adverse movements in interest rates originated from positions in the banking book.

Governance (*)

The management of interest rate risk follows the Interest Rate Risk in the Banking Book (IRRBB) framework as approved by ALCO Bank. This framework describes roles, responsibilities, risk metrics, the policies and procedures related to interest rate risk management. Furthermore ALCO Bank sets the risk appetite for interest rate risk, which is then translated into limits for the interest rate risk metrics.

ING’s approach to interest rate risk management, as set forth in this framework, is the centralisation of risks from commercial books (that capture the products sold to clients) to globally managed interest rate risk books. This enables a clear demarcation between commercial business results and results on unhedged interest rate positions.

ING distinguishes between three types of activities that generate interest rate risk in the banking book:

•Investment of own funds (by Group Treasury);

•Commercial business (e.g. Retail business); and

•The strategic interest rate position (Group Treasury).

Below the three activities are described in more detail:

Group Treasury is responsible for managing the investment of own funds (core capital), more information can be found in the Capital Management section. Capital is invested for longer periods to keep earnings stable.

The commercial activities can result in linear interest rate risk, for example, when re-pricing tenors of assets differ from those of liabilities. Also, interest rate risk can arise from customer behaviour depending on the nature of the underlying product characteristics. Customer behaviour risk is defined as the potential future value loss due to deviations in the actual behaviour of clients versus the modelled behaviour towards the embedded options in commercial products. General sources of customer behaviour risk include the state of the economy, competition, changes in regulation, legislation and tax regime, and developments in the housing market. Since these risk factors cannot be (fully) mitigated, ING holds capital to be able to absorb possible losses as a result of changed customer behaviour.

From an interest rate risk perspective, commercial activities can typically be divided into three main product types: savings and demand deposits, mortgages, and loans.

•Savings and demand deposits are generally invested with the goal to hedge their value and minimize the sensitivity of the margin to market interest rates. Interest rate risk can arise when there is a lag between savings rate adjustments and the adjustments experienced through market rates or when market rate changes cannot be passed on to clients. Interest rate risk is modelled based on the stability of the deposit and the pass through rate. This takes into account different elements, such as pricing strategies, volume developments and the level and shape of the yield curve. Savings volumes are typically assumed not to be sensitive to interest rate shocks;

•Interest rate risk for mortgages arises through prepayment behaviour. In modelling this risk, interest rate dependent pre-payments are considered. Next to the dependence on interest rates, modelled prepayment may include other effects such as loan to value, seasonality and the reset date of the loan. In addition, the interest sensitivity of embedded offered rate options is considered; and

•Wholesale Banking loans typically do not experience interest rate prepayment behavior as they are hedged from an interest rate risk perspective and therefore do not contain significant fixed rate convexity risk.

Customer behaviour in relation to mortgages, loans, savings and demand deposits is modelled, based on extensive research. Per business unit and product type, exposures are typically segmented into different portfolios based on expected client behaviour. For each of the segments, model parameters for example for the pass through rate and customer behaviour are determined based on historical data and expert opinion. Models are back tested and updated when deemed necessary. Model parameters and the resulting risk measures are approved by (local) ALCO.

Linear interest rate risk is transferred from the commercial business to the treasury book (Group Treasury), if necessary, using estimations of customer behaviour. The originating commercial business is ultimately responsible for estimating customer behaviour, leaving convexity risk and (unexpected) customer behaviour risk with the commercial business. Risk measurement and the risk transfer process take place on a monthly basis, but more often if deemed necessary, for instance in volatile markets.

The commercial business manages the convexity risk that is the result of products that contain embedded options, like mortgages. Here the convexity risk is defined as the optionality effects in the value due to interest rate changes, excluding the first-order effects. In some cases, convexity risk is transferred from the commercial books to treasury books using cap/floor contracts.

Group Treasury manages the strategic interest rate position including capital investments. The main objective is to maximise the economic value of the book and to generate adequate and stable annual earnings within the risk appetite boundaries set by ALCO Bank.

In the following sections, the interest rate risk exposures in the banking books are presented. ING uses risk measures based on both an earnings and a value perspective. Net Interest Income (NII)-at-Risk is used to provide the earnings perspective and the Net Present Value (NPV)-at-Risk and Basis Point Value (BPV) figures provide the value perspective. Please note that corrective management actions are not taken into account in these figures although price adjustments are included in the earnings risk measure.

During 2019, the following refinements to the risk measurement for Interest Rate Risk in the Banking Book were made:

•Review of the risk appetite for Interest Rate Risk for the Banking Book;

•Annual review of the interest rates scenarios used for calculating NII-a-Risk and NPV-at-Risk; and;

•Savings model updates for market developments.

Net Interest Income (NII) at Risk (*)

NII-at-Risk measures the impact of changing interest rates on (before tax) net interest income of the banking book with a time horizon of one year. This excludes credit spread sensitivity and longer term earnings impact. The NII-at-Risk figures in the tables below reflect a parallel interest rate shock with a time horizon of one year. Next to parallel scenarios, IRRBB monitoring and management includes the impact of non-parallel scenarios and the impact over a longer horizon. The NII-at-Risk asymmetry between the downward and upward ramped scenarios (gradual shock ≈ +/-100bps) is primarily caused by the convexity risk in the mortgage and savings portfolio due to the embedded options and pricing constraints.

NII-at-Risk banking books per business - year 1 (*)
	2019		2018
	Ramped, unfloored		Ramped, unfloored
	parallel ▼	parallel ▲	parallel ▼	parallel ▲
By business
Wholesale Banking	–12	12	–204	239
Retail Banking Benelux	–91	40	–49	22
Retail Challengers & Growth Markets	–3	–3	165	–186
Corporate Line Banking	–30	30	–30	30
Total	–136	79	–119	106

The NII-at-Risk is mainly influenced by the sensitivity of savings to interest rate movements due to pass through rate differences between savings rates and investment yields, but is partially offset by the sensitivity of mortgages. The investment of own funds only impacts the earnings sensitivity marginally, as only a relatively small part has to be (re)invested within the 1-year horizon.

NII-at-Risk banking book per currency - year 1 (*)
	2019		2018
	Ramped, unfloored		Ramped, unfloored
	parallel ▼	parallel ▲	parallel ▼	parallel ▲
By currency
Euro	-134	65	–81	60
US Dollar	25	-24	20	–20
Other	-27	39	–57	65
Total	-136	79	–119	106

Year-on-year variance analysis (*)

The change in NII-at-Risk is mainly visible for Retail Banking Benelux and Retail Challengers & Growth Markets. This is driven by the savings model updates for market developments in ING Belgium, ING Germany, ING Netherlands, ING Spain and ING Poland. The annual update of the interest rate scenarios also led to a limited increase in the NII-a-Risk for year 1.

Net Present Value (NPV) at Risk (*)

NPV-at-Risk measures the impact of changing interest rates on value. The NPV-at-Risk is defined as the outcome of an instantaneous increase and decrease in interest rates from applying currency specific scenarios. The NPV-at-Risk asymmetry between the downward and upward shock is primarily caused by convexity risk in the mortgage and savings portfolio. The NPV-at-Risk figures are also calculated using the updated interest rate scenarios.

The full value impact cannot be directly linked to the financial position or profit or loss account, as fair value movements in banking books are not necessarily reported through the profit or loss account or through Other Comprehensive Income (OCI). The value mutations are expected to materialise over time in the profit and loss account if interest rates develop according to forward rates throughout the remaining maturity of the portfolio.

NPV-at-Risk banking books per business (*)
	2019		2018
	unfloored		unfloored
	parallel ▼	parallel ▲	parallel ▼	parallel ▲
By business
Wholesale Banking	182	400	–55	134
Retail Banking Benelux	-1,431	268	–1,344	–269
Retail Challengers & Growth Markets	-259	-452	–521	–54
Corporate Line Banking	0	0	–38	35
Total	-1,508	216	–1,958	–153

The asymmetry between the NPV-at-Risk for a downward and an upward shock scenario is primarily caused by the convexity risk, which arises from (embedded) optionality in the savings and mortgage portfolio.

Year-on-year variance analysis (*)

The change in NPV-at-Risk for Retail Banking Benelux was driven by updates in the savings model to reflect the most recent market developments in The Netherlands and Belgium. The internal view on capital replication of the own funds long-term investments is included in the NPV-at-Risk figures. Only a mismatch from the target investment profile results in NPV-at-Risk..

IBOR Transition (*)

Interbank offered rates, such as Euribor and Libor, are widely used as benchmarks to set interest rates across a broad range of financial products and contracts. The financial markets are going through a significant reform and financial institutions are obligated to implement a replacement of these major interest rate reference rates. In line with recommendations from the Financial Stability Board, a fundamental review and reform of the major interest rates benchmarks has been undertaken. For the Eurozone, this led to a reform of the EURIBOR benchmark rate and development of €STR as the recommended new nearly risk free rate to replace EONIA. For LIBOR benchmarks the reform will include replacing interest rate benchmarks with alternative, nearly risk-free rates. This process is at different stages, and is progressing at different speeds, across several major currencies.

ING is currently making the necessary preparations for the potential cessation and transition of IBORs in the years to come, where we take 2022 as the potential first date that this could materialise. Due to the many uncertainties the overall IBOR transition still faces, at this stage the potential impact of this major event on ING’s credit risk profile, business model and funding profiles is not entirely clear. We would like to underline however that ING is aware of the significant impact of this transition and is therefore putting all efforts into making sure that it is properly prepared for this transition in a timely manner. For this purpose, ING has established a global program across all areas of the bank to coordinate ING’s transition activities and to assess the potential risks and impacts of any transition. It is a multi-year global program that encompasses various workstreams and departments including the client facing teams, Legal, Finance, Operations and IT.

The following interest rate benchmarks are in scope of ING’s IBOR transition program: GBP LIBOR, USD LIBOR, EUR LIBOR, EURIBOR, EONIA, CHF LIBOR and JPY LIBOR.

ING is pro-actively reaching out to industry participants, counterparties and clients to create awareness and support on the upcoming transition.

Given that IBOR reform may have various accounting implications, the International Accounting Standards Board (IASB) has commenced a two phase project. Phase 1 addresses those issues that affect financial reporting before the replacement of an existing benchmark and Phase 2 focuses on issues that may affect financial reporting when the existing benchmark rate is reformed or replaced. In 2019, ING early adopted the amendments to IFRS issued by the IASB as part of Phase 1 (refer to section 1.6.5 of Note 1 of the financial statements). Refer to Note 39 ‘Derivatives and hedge accounting’ for the disclosure requirements relating to the application of the amendments as part of Phase 1. Phase 2 of the project is still ongoing and focusses on, amongst others, accounting for changes to contracts due to the IBOR reform and impact on hedge accounting. ING continues to monitor the progress of Phase 2 of the project and will assess the impact as more information becomes available.

Foreign exchange (FX) risk in banking books (*)

FX exposures in banking books result from core banking business activities (business units doing business in currencies other than their base currency), foreign currency investments in subsidiaries (including realised net profit and loss), and strategic equity stakes in foreign currencies. The policy regarding these exposures is briefly explained below.

Governance – Core banking business (*)

Every business unit hedges the FX risk resulting from core banking business activities into its base currency. Consequently, assets and liabilities are matched in terms of currency.

Governance – FX translation result (*)

ING’s strategy is to keep the target CET1 ratio within a certain range when FX rates fluctuate, whilst limiting the volatility in the profit and loss account. Therefore, hedge accounting is applied to the largest extent possible. Taking this into account, the CET1 ratio hedge can be achieved by deliberately taking foreign currency positions equal to certain target positions, such that the target CET1 capital and risk-weighted assets are equally sensitive in relative terms to changing FX rates. For a selection of emerging market currencies ING decided not to enter into foreign currency hedges as allowed under the policy.

Risk profile – FX translation result (*)

The following table presents the currency exposures in the banking books for the most important currencies for the FX translation result. Positive figures indicate long positions in the respective currency. As a result of the strategy to hedge the CET1 ratio a net foreign currency exposure exists.

In order to measure the sensitivity of the target CET1 ratio against FX rate fluctuations, the Historical Value at Risk is used based on historical series of last year’s FX rates. It measures the drop in the CET1 ratio from the target based on historical FX rates. Based on these time series and with a probability of 10%, the drop in the CET1 ratio would be 0.09%..

Net banking currency exposures banking books (*)
	Foreign Investments		Hedges		Net exposures
	2019	2018	2019	2018	2019	2018
US Dollar	8,031	5,794	-11	–1	8,020	5,793
Pound Sterling	-22	614			-22	614
Polish Zloty	2,522	2,563	-278	–526	2,244	2,036
Australian Dollar	3,565	3,569	-2,033	–2,398	1,532	1,171
Turkish Lira	1,337	1,219			1,337	1,219
Chinese Yuan	2,255	2,208			2,255	2,208
Indian Rupee		917				917
Russian Rouble	540	460	-85	–101	455	359
Other currency	4,742	4,462	-1,834	–2,057	2,907	2,405
Total	22,969	21,806	-4,242	–5,084	18,727	16,722

The USD net exposure increased due to optimization of the capitalization and funding of the NY entity. In 2019, we reviewed and updated our methodology for specific CET1 deductibles. This drives the move in GBP net exposure and applies to the calculation of the FX Translation figures in the above table hence has no impact on the reported CET1 figure itself. ING sold its stake in Kotak Mahindra in February 2019 and therefore no longer has exposure on Indian Rupee.

Equity price risk in banking books (*)

Governance (*)

ING maintains a strategic portfolio with substantial equity exposure in its banking books. Local offices are responsible for the management of the equity investment positions. Financial Risk is responsible for monitoring the regulatory capital for equity investments on a monthly basis and acts independently from ING’s / Local management when monitoring these positions.

Risk Profile (*)

Equity price risk arises from the possibility that an equity security’s price will fluctuate, affecting the value of the equity security itself as well as other instruments whose value react similarly to the particular security, a defined basket of securities, or a securities index. ING’s equity exposure mainly consists of the investments in associates and joint ventures of EUR 1,790 million (2018: EUR 1,203 million) and equity securities held at fair value through other comprehensive income (FVOCI) of EUR 2,306 million (2018: EUR 3,228 million). The value of equity securities held at FVOCI is directly linked to equity security prices with increases/decreases being recognized in the revaluation reserve. Investments in associates and joint ventures are measured in accordance with the equity method of accounting and the balance sheet value is therefore not directly linked to equity security prices.

Year-on-year variance analysis (*)

The revaluation reserve relating to equity securities at FVOCI moved from EUR 1,914 million per year end 2018 to EUR 1,580 million per year end 2019. In 2019, the securities at FVOCI decreased by EUR 334 million following the full disposal of Kotak in the same year.

Revaluation reserve equity securities at fair value through other comprehensive income (*)[1]
	2019	2018
Positive re-measurement	1,582	1,923
Negative re-measurement	-2	–8
Total	1,580	1,914

Real Estate price risk in banking books (*)

Real Estate price risk arises from the possibility that Real Estate prices fluctuate. This affects both the value of Real Estate assets and the earnings related to Real Estate activities.

Governance (*)

Real Estate is a run-off business consisting of Real Estate Development and Real Estate Investment Management activities which are being wound down by sale of assets, strict execution of contract maturity, or through portfolio sales.

Market risk in trading books (*)

Within the trading portfolios, positions are maintained in the financial markets. These positions are often a result of transactions with clients and may benefit from short-term price movements. In 2019, ING continued its strategy of undertaking trading activities to develop its client-driven franchise and deliver a differentiating experience by offering multiple market and trading products.

Governance (*)

The Financial Markets Risk Committee (FMRC) is the market risk committee that, within the risk appetite set by ALCO Bank, sets market risk limits both on an aggregated level and on a desk level, and approves new products. FI-FM Risk advises both FMRC and ALCO Bank on the market risk appetite of trading activities.

With respect to the trading portfolios, FI-FM Risk focuses on the management of market risks of Wholesale Banking (mainly Financial Markets) as this is the only business line within ING where trading activities take place. Trading activities include facilitation of client business and market making. FI-FM Risk is responsible for the development and implementation of trading risk policies and risk measurement methodologies, and for reporting and monitoring risk exposures against approved trading limits. FI-FM Risk also reviews trading mandates and limits, and performs the gatekeeper role in the product review process. The management of market risk in trading portfolios is performed at various organisational levels. The FI-FM Risk Management Framework defines policies and procedures for the overall management of trading books. Trading activity is systematically reviewed and positions against the mandates are assessed jointly by the first and second lines of defence.

Risk measurement (*)

ING uses a comprehensive set of methodologies and techniques to measure market risk in trading books: Value at Risk (VaR) and Stressed Value at Risk (SVaR), Incremental Risk Charge (IRC), and Event Risk (stress testing). Systematic validation processes are in place to validate the accuracy and internal consistency of data and parameters used for the internal models and modelling processes.

Value at Risk (*)

FI-FM Risk uses the historical simulation VaR methodology (Hvar) as its primary risk measure. The HVaR for market risk quantifies, with a one-sided confidence level of 99%, the maximum overnight loss that could occur in the trading portfolio of ING due to changes in risk factors (e.g. interest rates, equity prices, foreign exchange rates, credit spreads, implied volatilities) if positions remain unchanged for a time period of one day. Next to general market movements in these risk factors, HVaR also takes into account market data movements for specific moves in e.g. the underlying issuer of securities. A single model that diversifies general and specific risk is used. In general, a full revaluation approach is applied, and for a limited number of linear trading positions and risk factors in commodity and equity risk classes a sensitivity-based approach is applied. The potential impact of historical market movements on today’s portfolio is estimated, based on equally weighted observed market movements of the previous year (260 days). When simulating potential movements in risk factors, depending on the risk factor type, either an absolute or a relative shift is used. The data used in the computations is updated daily. ING uses HVaR with a one-day horizon for internal risk measurement, management control, and backtesting, and HVaR with a ten-day horizon for determining regulatory capital. To compute HVaR with a ten-day horizon the one day risk factor shifts are scaled by the square root of ten and then used as an input for the revaluation. The same model is used for all legal entities within ING with market risk exposure in the trading portfolio.

Limitations (*)

HVaR has some limitations: HVaR uses historical data to forecast future price behaviour, but future price behaviour could differ substantially from past behaviour. Moreover, the use of a one-day holding period (or ten days for regulatory capital calculations) assumes that all positions in the portfolio can be liquidated or hedged in one day. In periods of illiquidity or market events, this assumption may not hold. Also, the use of a 99% confidence level means that HVaR does not take into account any losses that occur beyond this confidence level.

Backtesting (*)

Backtesting is a technique for the ongoing monitoring of the plausibility of the HVaR model in use. Although HVaR models estimate potential future trading results, estimates are based on historical market data. In a backtest, the actual daily trading result (excluding fees and commissions) is compared with the one-day HVaR. In addition to using actual results for backtesting, ING also uses hypothetical results, which exclude the effects of intraday trading, fees, and commissions. When an actual or a hypothetical loss exceeds the HVaR, an ‘outlier’ occurs. Based on ING’s one-sided confidence level of 99%, an outlier is expected once in every 100 business days. In 2019, there were five actual outliers i.e. occurrences of actual loss and four hypothetical outliers i.e. occurrences of hypothetical loss, when the daily trading loss exceeded the daily consolidated HVaR of ING. The outliers were driven by interest rates market moves mainly related to quantitative easing. ING reports the backtesting results on a quarterly basis to the ECB.

Stressed HVaR (*)

The Stressed HVaR (SVaR) is intended to replicate the HVaR calculation that would be generated on the bank’s current portfolio with inputs calibrated to the historical data from a continuous 12-month period of significant financial stress relevant to the bank’s portfolio. To calculate SVaR, ING uses the same model that is used for 1DHVaR, with a ten-day horizon. The data for historical stress period used currently includes the height of the credit crisis around the fall of Lehman Brothers, and this choice is reviewed regularly. The historical data period is chosen so that it gives the worst scenario loss estimates for the current portfolio. The same SVaR model is used for management purposes and for regulatory purposes. The same SVaR model is used for all legal entities within ING with market risk exposure in the trading portfolio.

Incremental Risk Charge (*)

The IRC for ING is an estimate of the default and migration risks for unsecuritised credit products in the trading book, over a one-year capital horizon, with a 99.9% confidence level. The same IRC model is used for all legal entities within ING with market risk exposure in the trading portfolio. Unsecuritised trading positions of ING, which are subject to specific interest rate risk included in the internal model approach for market risk regulatory capital, are in scope of the IRC model. By model choice, equity is excluded from the model. For the calculation of IRC, ING performs a Monte-Carlo simulation based on a Gaussian copula model. The asset correlations used in the Gaussian copula model are determined using the IRB correlation formula. The rating change is simulated for all issuers over the different liquidity horizons (i.e. time required to liquidate the position or hedge all significant risks) within one year. Movements across different rating categories and probabilities of default are governed by a credit-rating transition matrix. An external transition matrix is obtained from Standard & Poor’s (S&P). The financial impact is then determined for the simulated migration to default, or for the simulated migration to a different rating category, based on LGD or credit spread changes, respectively.

The liquidity horizon has been set to the regulatory minimum of three months for all positions in scope. ING reviews the liquidity horizons regularly based on a structured assessment of the time it takes to liquidate the positions in the trading portfolio.

ING periodically assesses the compliance of the IRC model with regulatory requirements by performing gap analyses, substantiating the modelling choices, and quantifying the impact of alternative approaches.

Stress Testing and Event Risk (*)

Stress Testing and Event Risk are valuable risk management tools. In addition to the bank-wide stress test framework as described in the stress testing section, FI-FM Risk performs structured stressed scenario tests under the Event Risk framework to monitor market risks under extreme market conditions. Event Risk is calculated because HVaR in general does not produce an estimate of the potential losses that can occur as a result of extreme market movements, i.e. beyond the confidence level. Event Risk evaluates the bank’s financial stability under severe but plausible stress scenarios and assists in decision-making aimed at maintaining a financially healthy going-concern institution after a severe event occurs. Event Risk is based on historical as well as hypothetical extreme scenarios. The result is an estimate of the profit and loss caused by a potential event and its world-wide impact for ING. The Event Risk number for ING trading activity is generated on a weekly basis. Like for HVaR, risk appetite for Event Risk is limited by ALCO Bank.

ING’s Event Risk policy is based on a large set of possible stress scenarios per risk type. In stress scenarios, shocks are applied to prices (credit spreads, interest rates, equity, commodities, and fx rates) and volatilities. Depending on the type of the stress test, additional scenario assumptions can be made, for example on correlations, dividends, or recovery rates. For example, for equity products both a crisis scenario (prices decrease) as well as a bull scenario (prices increase) are assumed. Scenarios are calculated based on events happening independently, jointly by region, or in all countries simultaneously. This way, for each risk type, a large set of scenarios is calculated. The worst scenarios per market are combined across markets by assessing both independent events per market, and the worst events happening in all markets at the same time.

Sensitivities (*)

As part of the risk monitoring framework, FI-FM Risk actively monitors the daily changes of sensitivities of the trading portfolios. Sensitivities measure the impact of movements in individual market risk factors (foreign exchange rates, interest rates, credit spreads, equity, and commodity prices) on profit and loss results of the trading positions and portfolios.

The following tables show the five largest trading positions in terms of sensitivities to foreign exchange, interest rate and credit spread risk factor movements. These largest exposures also reflect concentrations of risk in FX risk per currency, IR risk per currency, and Credit Spread risk per country and rating and sector. Due to the nature of the trading portfolios, positions in the portfolios can change significantly from day to day, and sensitivities of the portfolios can change daily accordingly.

Most important foreign exchange year-end trading positions (*)
amounts in EUR millions	2019		2018
Foreign exchange		Foreign exchange
US Dollar	116	US Dollar	–957
Chinese Yuan Renminbi	-21	Chinese Yuan Renminbi	–18
South Korean Won	20	Swiss Franc	–14
Brazilian Real	-15	Polish Zloty	14
Japanese Yen	-10	South Korean Won	14

Most important interest rate and credit spread sensitivities at year-end (*)
amounts in EUR thousands	2019		2018
Interest Rate (BPV) [1]		Interest Rate (BPV) [1]
Euro	-740	Euro	–214
US Dollar	-325	US Dollar	189
Russian Ruble	-105	Great-Britain Pound	–112
Great-Britain Pound	-68	Taiwan New Dollar	96
Australian Dollar	-31	Polish Zloty	54

Credit Spread (CSO1) [2]		Credit Spread (CSO1) [2]
United States	360	Germany	345
Germany	163	United States	330
France	117	Russian Federation	177
Russian Federation	73	Netherlands	164
United Kingdom	72	France	151

1 Basis Point Value (BPV) measures the impact on value of a 1 basis point increase in interest rates. The figures include commodity risk in banking books.
2 Credit Spread Sensitivity (CS01) measures the impact on value of a 1 basis point increase in credit spreads. Exposures to supranational institutions are not assigned to a specific country.

Credit spread sensitivities per risk class and sector at year-end (*)
	2019		2018
amounts in EUR thousands	Corporate	Financial Institutions	Corporate	Financial Institutions
Credit Spread (CSO1) [1]
Risk classes
1 (AAA)	1	-1	–6	90
2–4 (AA)	-15	-63	3	–24
5–7 (A)	143	32	117	78
8–10 (BBB)	273	1	245	–2
11–13 (BB)	148	9	85	6
14–16 (B)	51	1	37	13
17–22 (CCC and NPL)	26	0	18
Not rated	0	0	1
Total	626	-21	500	161

1 1 Credit Spread Sensitivity (CS01) measures the impact on value of a 1 basis point increase in credit spreads.

Funding and liquidity risk (*)

Introduction (*)

Funding and liquidity (F&L) risk is the risk that ING Group or one of its subsidiaries cannot meet its financial liabilities when they are due at reasonable cost and in a timely manner. ING incorporates funding and liquidity management in its business strategy and applies a funding and liquidity risk framework in order to manage such risks within pre-defined boundaries.

A high-level overview of the F&L framework is provided in the next figure.

Governance (*)

Funding & liquidity risk management within ING falls under the supervision of the ALCO Bank function which approves the funding and liquidity risk appetite that is subsequently cascaded throughout the organisation. In addition, ALCO Bank has delegated responsibilities concerning the ICLAAP processes and documents as per the ICLAAP Framework of ING Group towards the Internal Capital & Liquidity Adequacy Assessment Process (ICLAAP) Committee. Therefore, it focuses on technical liquidity documents and oversees business processes and deliverables concerning ILAAP. The EB and MBB, staff departments from the CRO and CFO domain as well as Group Treasury have oversight of and are responsible for managing funding and liquidity risk.

ING’s liquidity risk framework is based on the three lines of defence concept whereby risk principles are implemented, monitored and controlled in conjunction with both first and second line of defence functions.

Group Treasury and business lines are the first line of defence functions. Group Treasury’s main responsibility is to manage ING’s (regulatory) liquidity and funding position by executing ING’s funding plan, maintaining access to both the short and the long term professional funding markets and managing the liquidity buffer. Business lines are responsible for managing the funding and liquidity positions from the originated business. A large part of this is replicated with Group Treasury.

The second line of defence Financial Risk function is responsible for developing and maintaining ING’s policies, standards and guidelines on F&L risk management as well as for setting the F&L risk appetite. Furthermore, the Financial Risk function measures funding & liquidity risks, executes stress testing, provides management information and controls the liquidity and funding requirements on commercial products. The Finance function is responsible for management and regulatory reporting related to funding and liquidity risk management.

Funding and liquidity management strategy and objectives (*)

The main objective of ING’s funding and liquidity risk management is to maintain sufficient liquidity to fund the commercial activities of ING both in normal and stressed market circumstances across various geographies, currencies and tenors. This requires a diversified funding structure considering relevant opportunities and constraints.

ING’s funding consists mainly of retail and corporate deposits contributing 51% and 21% of the total funding respectively. These funding sources provide a relatively stable funding base. The remainder of the required funding is attracted primarily through a combination of long-term and short-term professional funding. Group Treasury manages the professional funding in line with the F&L risk appetite to ensure a sufficiently diversified and stable funding base.

ING Bank Funding Mix[1] (*)
	2019	2018
Funding type
Customer deposits (retail)	51%	50%
Customer deposits (corporate)	21%	21%
Interbank	5%	5%
Lending/repurchase agreement	5%	7%
CD/CP	5%	6%
Long-term debt	11%	11%
Subordinated debt	2%	2%
Total	100%	100%
1 Liabilities excluding trading securities and IFRS equity

The Loan-to-deposit ratio remained stable at the level of 1.06.

ING’s long-term professional funding is well diversified across maturities and currencies. The main part of it is EUR and USD denominated which is in line with the currency composition of customer lending.:

ING Group long-term debt maturity profile by currency1 (*)
	2020	2021	2022	2023	2024	2025	Beyond 2025	Total
Currency
EUR	9	9	8	5	1	4	26	62
USD	3	2	4	4	1	-	8	22
Other	1	2	1	1	1	-	2	10
Total	13	14	13	10	3	4	37	94
1 Nominal amounts in EUR billion.

Funding and liquidity adequacy and risk appetite (*)

ING distinguishes several key drivers of future liquidity and funding needs:

•Refinancing needs resulting from maturing debt and asset growth;

•Current and future regulatory requirements;;

•Risk appetite statements set by ING’s funding and liquidity risk function;;

•The outcomes of various stress tests;

•Ability to distribute and transfer liquidity.

Taking into consideration the abovementioned factors, ING Group assesses its current and future liquidity adequacy and, if deemed necessary, takes steps to further improve ING’s liquidity position and to ensure sufficient counterbalancing capacity. That is achieved through the quarterly update of the Liquidity adequacy statement and the execution of the ILAAP process.

ING’s Funding and Liquidity framework aims to ensure sufficient liquidity under normal, adverse and stressed market circumstances. ING assesses its F&L adequacy through three lenses: (i) Stress, (ii) Sustainability and (iii) Regulatory.

(i) Through the Stress lens ING evaluates its ability to withstand a period of prolonged F&L stress (idiosyncratic, market-wide or a combination of the two) which is characterised by customer deposit outflows and/or deterioration of funding markets access;

ii) Through the Sustainability lens ING assesses the extent to which its customers, professional counterparties and investors are comfortable extending funding in tenors, currencies and instruments necessary to sustainably fund ING under a going-concern situation;

(iii) Through the Regulatory lens ING ascertains that it is in a position to meet both current and future regulatory requirements.

For each lens, ING has established a related set of risk appetite statements which define ING’s risk appetite commensurate with the principles of liquidity adequacy. These risk appetite statements are summarised in the next graph.

The F&L risk appetite statements are translated into a number of metrics with appropriate boundaries and instruments which are used to measure and manage ING’s funding and liquidity risk.

The risk appetite with respect to the stress lens is set to ensure there is sufficient counterbalancing capacity under various internally defined stress scenarios. Regarding the sustainability perspective, an internally defined Stable funding to loans (SFL) ratio (supplemented by other metrics) is used to ensure a diversified funding base and to prevent overreliance on professional funding. Finally, the Liquidity Coverage Ratio (LCR) and the Net Stable Funding Ratio (NSFR) regulatory metrics are monitored in terms of both ING’s risk appetite and regulatory requirements.

The LCR compares the volume of available high quality liquid assets (HQLA) to net outflows (outflows- inflows) over a 30-day stress scenario defined by the regulator. ING’s liquidity buffer is part of the counterbalancing capacity which serves as a liquidity cushion under normal and stressed conditions.

The liquidity buffer consists mainly of Level 1 assets which are represented by government and central bank assets and are of the highest liquidity quality. Only assets that are freely available (not pledged under existing contracts) for liquidity purposes are included in the buffer. The size and composition of the Liquidity buffer are driven by ING’s risk appetite as well as by regulatory requirements.

The macroeconomic and market environment are also important considerations in ING’s funding and liquidity framework.

The macroeconomic environment comprises various exogenous factors over which ING has no control but which may have a material impact on ING’s F&L position. The main macroeconomic factors analysed on a regular basis include:

•Global and local economic performance: e.g. shifts in GDP, inflation rate, unemployment rates and public deficit/surplus;

•Changing geopolitical trends;

•Monetary policy with special focus on the impact of the eventual reversal of unconventional monetary measures employed by central banks in recent years; and

•Regulatory requirements: e.g. understanding the changing regulatory landscape as well as the impact of ING’s actions on existing regulatory boundaries.

The strategic ambitions of ING, together with the design and execution of the funding plan, are assessed under both current and projected market conditions. Key emphasis is placed on understanding overall market trends and developments, credit rating changes and peer comparison.

Liquidity Stress Testing (*)

Funding and liquidity stress testing forms part of the overall F&L framework. It allows ING to examine the effects of exceptional but plausible future events on ING’s liquidity position and provides insight into which entities, business lines or portfolios are vulnerable to which types of risk and under which scenarios.

The stress testing framework encompasses the funding and liquidity risks of the consolidated balance sheet of ING Group including all entities, business lines as well as on and off-balance sheet positions. The Net liquidity position and Time-to-survive are the two main stress testing output metrics. Both metrics are impacted differently under specific F&L stress scenarios with related parameterisation.

The stress testing framework considers idiosyncratic, market-wide and combined (idiosyncratic and market-wide) stress scenarios. Moreover, it differentiates between stress events that develop in a gradual and in a fast manner. The generic design of the framework, which is based on empirical evidence supplemented by expert judgment, can easily be applied to a specific scenario. For example, it can be used as input for firm-wide stress testing and reverse stress testing.

The outcomes of the stress testing are taken into account in all the key aspects of ING’s F&L risk framework and F&L risk management:

•risk appetite framework (through risk appetite statements);

•risk identification and assessment;

•monitoring of the liquidity position;

•contingency funding plan; and

•early warning indicators.

The Funding and liquidity stress testing framework is also subject to regular internal validation.

In line with ECB regulation, ING’s liquidity position is stress tested on a monthly basis using particular scenarios that form part of the F&L risk appetite statement. In addition, the results of all internal stress scenarios are monitored and assessed on a regular basis. They also serve as input in the decision on additional contingency measures.

Contingent F&L risks are addressed in the contingency funding plan whose focus is on early warning indicators as well as organisation and planning of liquidity management in times of stress. The contingency funding measures are developed in conjunction with the ING recovery plan and are tested on a regular basis.